SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DFA Investment Dimensions Group Inc.

Dimensional Investment Group Inc.

The DFA Investment Trust Company

Dimensional Emerging Markets Value Fund

Dimensional ETF Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio

U.S. Large Cap Equity Portfolio

U.S. Small Cap Value Portfolio

U.S. Targeted Value Portfolio

U.S. Core Equity 1 Portfolio

U.S. Core Equity 2 Portfolio

U.S. Vector Equity Portfolio

U.S. Small Cap Portfolio

U.S. Micro Cap Portfolio

DFA Real Estate Securities Portfolio

Large Cap International Portfolio

International Core Equity Portfolio

DFA International Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

Emerging Markets Core Equity Portfolio

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Government Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

U.S. Sustainability Targeted Value Portfolio

U.S. High Relative Profitability Portfolio

World ex U.S. Core Equity Portfolio

World ex U.S. Targeted Value Portfolio

DFA NY Municipal Bond Portfolio

DFA Targeted Credit Portfolio

DFA Investment Grade Portfolio

DFA Global Sustainability Fixed Income Portfolio

DFA Global Core Plus Real Return Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Social Fixed Income Portfolio

DFA California Municipal Real Return Portfolio

DFA MN Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Duration Real Return Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA Municipal Real Return Portfolio

DFA Municipal Bond Portfolio

U.S. Social Core Equity 2 Portfolio

U.S. Sustainability Core 1 Portfolio

International Sustainability Core 1 Portfolio

Emerging Markets Social Core Equity Portfolio

International Social Core Equity Portfolio

DFA Commodity Strategy Portfolio

U.S. Large Cap Growth Portfolio

U.S. Small Cap Growth Portfolio

International Large Cap Growth Portfolio

International Small Cap Growth Portfolio

DFA LTIP Portfolio

International High Relative Profitability Portfolio

Emerging Markets Sustainability Core 1 Portfolio

Emerging Markets Targeted Value Portfolio

Emerging Markets ex China Core Equity Portfolio

Feeder Funds
U.S. Large Cap Value Portfolio	Emerging Markets Portfolio
Japanese Small Company Portfolio	Emerging Markets Value Portfolio
Asia Pacific Small Company Portfolio	Emerging Markets Small Cap Portfolio
United Kingdom Small Company Portfolio	Continental Small Company Portfolio

Funds of Funds
International Small Company Portfolio	World Core Equity Portfolio
DFA Global Real Estate Securities Portfolio	DFA Diversified Fixed Income Portfolio
World ex U.S. Value Portfolio	Global Small Company Portfolio
Global Social Core Equity Portfolio	Dimensional Retirement Income Fund
Selectively Hedged Global Equity Portfolio	Dimensional 2010 Target Date Retirement Income Fund
Dimensional 2015 Target Date Retirement Income Fund
Dimensional 2020 Target Date Retirement Income Fund
Dimensional 2025 Target Date Retirement Income Fund
Dimensional 2030 Target Date Retirement Income Fund
Dimensional 2035 Target Date Retirement Income Fund
Dimensional 2040 Target Date Retirement Income Fund
Dimensional 2045 Target Date Retirement Income Fund
Dimensional 2050 Target Date Retirement Income Fund
Dimensional 2055 Target Date Retirement Income Fund
Dimensional 2060 Target Date Retirement Income Fund
Dimensional 2065 Target Date Retirement Income Fund

Dimensional Investment Group Inc.

U.S. Large Company Portfolio	DFA Two-Year Government Portfolio
DFA Two-Year Fixed Income Portfolio	Tax Managed U.S. Marketwide Value Portfolio II

Feeder Funds
DFA International Value Portfolio	DFA International Value Portfolio III
U.S. Large Cap Value Portfolio III	Emerging Markets Portfolio II

Funds of Funds
Global Equity Portfolio	Global Allocation 25/75 Portfolio
Global Allocation 60/40 Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series	The Continental Small Company Series
The DFA International Value Series	The Canadian Small Company Series
The Japanese Small Company Series	The Emerging Markets Series
The Asia Pacific Small Company Series	The Emerging Markets Small Cap Series
The United Kingdom Small Company Series	The DFA Short-Term Investment Fund

Dimensional Emerging Markets Value Fund

Dimensional ETF Trust

Dimensional International Core Equity Market ETF	Dimensional U.S. Targeted Value ETF
Dimensional Emerging Core Equity Market ETF	Dimensional U.S. Core Equity 2 ETF
Dimensional U.S. Core Equity Market ETF	Dimensional International Value ETF
Dimensional U.S. Equity ETF	Dimensional World ex U.S. Core Equity 2 ETF
Dimensional U.S. Small Cap ETF

PROXY STATEMENT

FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 29, 2021

November 15, 2021

Dear Fellow Shareholder,

I am writing to you as a shareholder of DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (collectively, the “Dimensional Funds”) to ask you to vote on an important proposal that will benefit the Dimensional Funds. A joint special meeting of shareholders for the Dimensional Funds will be held at 9:00 a.m., Central Time, on Wednesday, December 29, 2021, in a virtual meeting format. Whether or not you plan to attend the meeting virtually, we need your vote on the following proposal:

●	Electing the members of the Board of Directors or Board of Trustees of the Dimensional Funds, as applicable.

Voting on this proposal is quick and easy. You can vote over the Internet by following the instructions included in the enclosed proxy card(s)/voting instruction form(s). You also may vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s)/voting instruction form(s) or by simply mailing a completed and signed proxy card(s)/voting instruction form(s) in the enclosed postage-paid envelope.

Further details on the proposal and instructions on voting are included in these proxy materials. If you have questions regarding voting or the proposal included on the proxy card(s)/voting instruction form(s), please call toll free at (866) 406-2283, and a representative from AST Fund Solutions LLC, the Dimensional Funds’ professional proxy solicitation firm, will assist you.

We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. Please be aware that a quorum of shares is required to be represented at the meeting. If we do not hear from you after a reasonable period of time, you may receive a telephone call or letter reminding you to vote. By responding promptly, your vote will be counted and we will not need to contact you further. This also saves the Dimensional Funds the expense of additional follow-up mailings and solicitations.

Thank you for taking the time to consider this important proposal and for investing with the Dimensional Funds.

Sincerely,

David G. Booth
Chairman

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DIMENSIONAL ETF TRUST

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Joint Special Meeting of Shareholders (the “Meeting”) of the Dimensional Funds, which consists of the five registered investment companies listed above, including their various portfolios/series (each a “Fund,” and together, the “Funds”), scheduled to be held on Wednesday, December 29, 2021 at 9:00 a.m., Central Time, in a virtual meeting format. The enclosed materials discuss a proposal to elect directors or trustees of the Dimensional Funds (the “Proposal”) to be voted on at the Meeting, and contain the Notice of Joint Special Meeting of Shareholders, Proxy Statement and proxy card(s)/voting instruction form(s) (“proxy card(s)”).

We urge you to review the Proposal in the Proxy Statement. Then, please take one of the following actions below so that we know how you would like to vote:

1.	You may vote through the Internet 24 hours a day by following the instructions included in the enclosed proxy card(s).

2.	You may vote by touch-tone telephone 24 hours a day by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

3.	You may vote your shares by completing and signing the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on the Proposal for the Dimensional Funds in which you are invested.

a.	If you simply sign, date and return the proxy card(s), but do not specify a vote on the Proposal, your proxy will be voted “FOR” the Proposal.

b.	If you specify a vote on the Proposal, your proxy will be voted as you indicate.

4.	You may virtually attend the Meeting and vote.

When shareholders return their proxies promptly, the Dimensional Funds may be able to save money by not having to conduct additional solicitations, including other mailings. If you own shares of more than one Dimensional Fund or own shares of one or more Dimensional Funds across multiple accounts, you will receive a proxy card for each Dimensional Fund and account in which you own shares. PLEASE VOTE IN THE MANNER YOU WISH AS DESCRIBED ABOVE FOR EACH PROXY CARD YOU RECEIVE. Please be mindful that each proxy card has a unique identifying number associated with each of your investments in the Dimensional Funds. Therefore, it is important that you vote each proxy card you receive.

Please note that certain Dimensional Funds currently operate in a “master-feeder” structure, in which a Dimensional Fund (commonly called a “Feeder Fund”) seeks to achieve its investment objective by investing substantially all of its assets in another Dimensional Fund (commonly called a “Master Fund”) that has an investment objective that is identical to the Feeder Fund’s investment objective. If you invest in a Fund that is a Feeder Fund, you also will be asked to provide voting instructions on the proxy card you receive as to how the shares that your Feeder Fund owns in the Master Fund should be voted for the Proposal. If you provide voting instructions for the Proposal for the Master Fund in which your Feeder Fund invests, the shares that your Feeder Fund owns of the Master Fund will be voted as you specify. If you do not provide voting instructions on the proxy card you receive for the Proposal for the Master Fund in which your Feeder Fund invests, the shares that your Feeder Fund owns of such Master Fund will be voted in direct proportion to the percentage of voting instructions received “FOR,” “AGAINST” and “ABSTAIN” on the Proposal by the other shareholders of the Feeder Fund.

If you have questions regarding voting or the ballot items included on the proxy card, please call toll free at (866) 406-2283 from 9:00 a.m. to 10:00 p.m., Eastern Time, and a representative from AST Fund Solutions LLC, the Dimensional Funds’ professional proxy solicitation firm, will assist you.

i

QUESTIONS & ANSWERS

While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided the following questions and answers to provide a brief overview of the matter on which you are being asked to vote.

Background and Voting Information

Why am I receiving these proxy materials?

A Joint Special Meeting of Shareholders (the “Meeting”) of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the five registered investment companies, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (each a “Fund Company,” and together, the “Fund Companies” or “Dimensional Funds”) that are advised by Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) is being held on Wednesday, December 29, 2021.1 These proxy materials (1) describe the important proposal that shareholders of the Dimensional Funds will be asked to vote on at the Meeting, and (2) provide instructions that you may use to submit a proxy so that your shares may be voted at the Meeting in accordance with your instructions.

What is the proposal that I am being asked to vote on?

You will be asked to vote on the following proposal: To elect members of the Board of Directors or Board of Trustees of the Dimensional Funds, as applicable (the “Proposal”).

The nominees for election to serve as members of the Board of Directors or Board of Trustees (each a “Board,” and together, the “Boards”) of each Fund Company are: Reena Aggarwal, David P. Butler, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner. Each of the nominees, except for Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly, and Ms. Tookes, is presently serving as a Director/Trustee (a “Director”) on each Board of each Fund Company. David G. Booth and Roger G. Ibbotson, who currently serve as Directors, will be retiring effective upon the election of the Directors by the shareholders of the Dimensional Funds. Myron S. Scholes, who currently serves as a Director, will be retiring upon the earlier of December 31, 2021 or the election of the Directors by the shareholders of the Dimensional Funds.

No more than one-third of an investment company’s board of directors/trustees may be appointed by the then-current members of the board without shareholder approval. Three of the current independent Directors have already been appointed since the most recent shareholder election of the Boards in 2015 (Douglas W. Diamond in 2017, and Darrell Duffie and Ingrid M. Werner in 2019). As a result, the departure of any current elected Director will create a vacancy that could not be filled without a time-consuming shareholder vote. If the shareholders of each Fund Company elect the ten nominees for Director, a future vacant Board position could be filled promptly by an appointee, allowing for a smooth transition. Electing the nominees at the Meeting seeks to ensure that rigorous corporate oversight of the Dimensional Funds will continue without interruption.

What role does the Board play? How are Board members affiliated with Dimensional?

Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Funds’ shareholders and have an obligation to serve the shareholders’ best interests. Eight of the ten nominees for election to serve as Directors are “independent,” meaning the eight nominees have no affiliation with the Dimensional Funds (other than their positions on the Boards) or Dimensional management, and receive compensation solely from the Fund Companies in their capacity as Directors. While each Fund Company has its own Board, each Board is comprised of the same individuals, and it is proposed that this will continue if the nominees are elected by shareholders.

[1]	Nine portfolios of DFA Investment Dimensions Group Inc. — VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VA Equity Allocation Portfolio, VA Global Moderate Allocation Portfolio, and VIT Inflation-Protected Securities Portfolio--are issuing separate proxy solicitation materials for the Meeting.

Q&A

1

Have the Boards approved the Proposal that relates to the Funds?

Yes. The Proposal for each Fund has been carefully reviewed by the Board of each Fund Company. The Board members of each Fund Company, seven of whom are not affiliated with Dimensional, are responsible for protecting your interests as a shareholder. The Boards believe that the Proposal, as it relates to each Fund, is in the best interests of shareholders. The Board of each Fund Company has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal.

Why is it important to vote promptly?

In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as a “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Dimensional Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be postponed.

Voting promptly will minimize the proxy solicitation costs incurred by the Dimensional Funds. Because Dimensional Fund shareholders bear these costs through their ownership of the Dimensional Fund shares, it is in your best interest to reduce those costs to the Dimensional Funds by returning your proxy card(s)/voting instruction form(s) to help us meet this quorum requirement as quickly as possible.

Why am I being asked to vote now? I don’t recall such requests in previous years.

Shareholder meetings and the proxy votes solicited at those meetings are infrequent for the Dimensional Funds and are limited only to the consideration of important issues. The most recent Dimensional Funds’ shareholder meetings were held in 2015.

How do I vote my shares?

Voting is quick and easy. We have created four different options for you to vote:

1.	You can vote through the Internet 24 hours a day by following the instructions on your proxy card(s)/voting instruction form(s),

2.	You may vote by touch-tone telephone 24 hours a day by calling the toll-free number printed on your proxy card(s)/voting instruction form(s) and following the recorded instructions,

3.	You may vote your shares by completing and signing the proxy card(s)/voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope, OR

4.	You may attend the Meeting virtually and cast your vote at that time.

Please note that if you plan to attend the Meeting virtually, you must request the Meeting credentials by following the instructions below. The request should be received by no later than December 27, 2021 at 6:00 p.m., Central Time.

Accessing the Virtual Meeting – To access the Meeting, send a request to attend the Meeting to attendameeting@astfinancial.com. Please include “Dimensional Funds” in the subject line. In the body of the email, please include your intent to attend the Meeting, your full name and the control number located on your proxy card(s) or voting instruction form(s) enclosed. You then will receive instructions to complete the registration process which will provide you instructions to access and attend the Meeting virtually. The Meeting will begin promptly at 9:00 a.m., Central Time. The Fund Companies encourage you to access the Meeting a few minutes prior to the start time in order to provide ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@astfinancial.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

Q&A

2

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call AST Fund Solutions LLC at (866) 406-2283, 9:00 a.m. to 10:00 p.m. Eastern Time.

Who is AST Fund Solutions LLC?

AST Fund Solutions LLC (the “Solicitor”) is a New York-based company specializing in assisting financial services firms with matters relating to shareholder meetings. The Solicitor has been hired by the Fund Companies to contact shareholders and record proxy votes, but the Solicitor is not affiliated with Dimensional in any way.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share (except for the ETF Trust which does not issue fractional shares)) you own of a Fund on the record date. The record date is November 8, 2021.

How do I sign the proxy card/voting instruction form?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card/form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

What is a Feeder Fund and how does my vote work in this fund structure?

Certain Funds that are portfolios of DFA Investment Dimensions Group Inc. (“DFAIDG”) and Dimensional Investment Group Inc. (“DIG”) (each a “Feeder Fund,” and together, the “Feeder Funds”) invest substantially all of their assets in a corresponding Fund that is a series of The DFA Investment Trust Company (“DFAITC”) or Dimensional Emerging Markets Value Fund (“DEM”) and has an investment objective that is identical to that particular Feeder Fund’s investment objective (each a “Master Fund,” and together, the “Master Funds”). The Master Fund, in turn, invests directly in securities and other investments. Each Feeder Fund is being asked to vote on the Proposal as it relates to the Master Fund in which the Feeder Fund invests. Under the Investment Company Act of 1940, as amended, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s own shareholders. This means that each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s shareholders. If you are a shareholder of a Feeder Fund, in addition to your votes on the Proposal relating to the Feeder Fund in which you own shares, DFAIDG and DIG also need your voting instructions on the matters for which your Feeder Fund has to vote as a shareholder of its corresponding Master Fund. You will be asked for these voting instructions in the Proposal.

Q&A

3

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DIMENSIONAL ETF TRUST

6300 Bee Cave Road, Building One, Austin, Texas 78746

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

A Joint Special Meeting of Shareholders (the “Meeting”) of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the Dimensional Funds Complex, which consists of DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Emerging Markets Value Fund (“DEM”), and Dimensional ETF Trust (“ETF Trust”) (each a “Fund Company,” and together, the “Fund Companies”)1 will be held over the internet in a virtual meeting format on Wednesday, December 29, 2021, at 9:00 a.m., Central Time. Proxies are being solicited on behalf of each Fund Company’s Board of Directors or Board of Trustees, as applicable.

Please note that if you plan to attend the virtual Meeting, you must request the Meeting credentials by sending a request to attendameeting@astfinancial.com. Please include “Dimensional Funds” in the subject line and the body of the email please include your intent to attend the Meeting, your full name and the control number located on your proxy card(s) or voting instruction form(s) enclosed. You then will receive instructions to complete the registration process which will provide you instructions to access and attend the Meeting virtually. The Meeting will begin promptly at 9:00 a.m., Central Time. The Fund Companies encourage you to access the Meeting a few minutes prior to the start time in order to provide ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@astfinancial.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions. The request should be received by no later than December 27, 2021 at 6:00 p.m., Central Time.

During the Meeting, shareholders of the Funds will be asked to vote on, or to provide voting instructions for, the proposal (the “Proposal”) listed below. In addition, shareholders of certain Funds that are portfolios of DFAIDG and DIG (each a “Feeder Fund,” and together, the “Feeder Funds”) are being asked to provide voting instructions for the Proposal. A Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Fund (each a “Master Fund,” and together, the “Master Funds”) that is a series of DFAITC or DEM. As a result, shareholders of the Feeder Funds will be asked to submit voting instructions on the Proposal, which describes the Proposal for the Master Funds in which the respective Feeder Funds invest. The Proposal for the Master Fund is identical to Proposal 1 below on which shareholders of the Feeder Funds are being asked to vote with respect to a matter that relates directly to their Feeder Funds. A list of the Funds that operate as Feeder Funds, which are being asked to submit voting instructions in Proposal 2 below, and their corresponding Master Funds, are contained in Exhibit A to the Proxy Statement. For a complete description of the Proposal that shareholders of each Fund are being asked to consider, please see Table 1 to the Proxy Statement. The Boards of Directors of DFAIDG and DIG, and the Boards of Trustees of DFAITC, DEM, and the ETF Trust, unanimously recommend that you vote, or submit voting instructions, “FOR” each Proposal.

[1]	Nine portfolios of DFAIDG — VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VA Equity Allocation Portfolio, VA Global Moderate Allocation Portfolio, and VIT Inflation-Protected Securities Portfolio (collectively, the “VA Funds”)—are issuing separate proxy solicitation materials for the Meeting. Shareholders of the VA Funds will also be asked to vote on the election of Directors of DFAIDG. The VA Funds will be participating in the Meeting, along with Funds solicited in this Proxy Statement to be held on December 29, 2021.

1

1.	To elect the members of the Board of Directors or Board of Trustees of a Fund Company, as applicable.

2.	To provide voting instructions to each Feeder Fund to vote for the election of a Board of Trustees for the Fund Company that oversees the Feeder Fund’s corresponding Master Fund.

By Order of the Boards of Directors of DFAIDG and DIG
and the Boards of Trustees of DFAITC, DEM, and ETF Trust,

Carolyn L. O
Vice President and Secretary

November 15, 2021

Please read the proxy materials carefully and sign and promptly return all of the proxy card(s)/voting instruction form(s) you receive regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 29, 2021.

The Notice of Joint Special Meeting of Shareholders, proxy statement and proxy card(s)/voting instruction form(s) are available on the Internet at https://vote.proxyonline.com/dimensional/docs/proxy2021.pdf.

2

6300 Bee Cave Road, Building One, Austin, Texas 78746

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio

U.S. Large Cap Equity Portfolio

U.S. Small Cap Value Portfolio

U.S. Targeted Value Portfolio

U.S. Core Equity 1 Portfolio

U.S. Core Equity 2 Portfolio

U.S. Vector Equity Portfolio

U.S. Small Cap Portfolio

U.S. Micro Cap Portfolio

DFA Real Estate Securities Portfolio

Large Cap International Portfolio

International Core Equity Portfolio

DFA International Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

Emerging Markets Core Equity Portfolio

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Government Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

U.S. Sustainability Targeted Value Portfolio

U.S. High Relative Profitability Portfolio

World ex U.S. Core Equity Portfolio

World ex U.S. Targeted Value Portfolio

DFA NY Municipal Bond Portfolio

DFA Targeted Credit Portfolio

DFA Investment Grade Portfolio

DFA Global Sustainability Fixed Income Portfolio

DFA Global Core Plus Real Return Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Social Fixed Income Portfolio

DFA California Municipal Real Return Portfolio

DFA MN Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Duration Real Return Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA Municipal Real Return Portfolio

DFA Municipal Bond Portfolio

U.S. Social Core Equity 2 Portfolio

U.S. Sustainability Core 1 Portfolio

International Sustainability Core 1 Portfolio

Emerging Markets Social Core Equity Portfolio

International Social Core Equity Portfolio

DFA Commodity Strategy Portfolio

U.S. Large Cap Growth Portfolio

U.S. Small Cap Growth Portfolio

International Large Cap Growth Portfolio

International Small Cap Growth Portfolio

DFA LTIP Portfolio

International High Relative Profitability Portfolio

Emerging Markets Sustainability Core 1 Portfolio

Emerging Markets Targeted Value Portfolio

Emerging Markets ex China Core Equity Portfolio

Feeder Funds
U.S. Large Cap Value Portfolio	Emerging Markets Portfolio
Japanese Small Company Portfolio	Emerging Markets Value Portfolio
Asia Pacific Small Company Portfolio	Emerging Markets Small Cap Portfolio
United Kingdom Small Company Portfolio	Continental Small Company Portfolio

Funds of Funds
International Small Company Portfolio	World Core Equity Portfolio
DFA Global Real Estate Securities Portfolio	DFA Diversified Fixed Income Portfolio
World ex U.S. Value Portfolio	Global Small Company Portfolio
Global Social Core Equity Portfolio	Dimensional Retirement Income Fund
Selectively Hedged Global Equity Portfolio	Dimensional 2010 Target Date Retirement Income Fund
Dimensional 2015 Target Date Retirement Income Fund
Dimensional 2020 Target Date Retirement Income Fund
Dimensional 2025 Target Date Retirement Income Fund
Dimensional 2030 Target Date Retirement Income Fund
Dimensional 2035 Target Date Retirement Income Fund
Dimensional 2040 Target Date Retirement Income Fund
Dimensional 2045 Target Date Retirement Income Fund
Dimensional 2050 Target Date Retirement Income Fund
Dimensional 2055 Target Date Retirement Income Fund
Dimensional 2060 Target Date Retirement Income Fund
Dimensional 2065 Target Date Retirement Income Fund

Dimensional Investment Group Inc.

U.S. Large Company Portfolio	DFA Two-Year Government Portfolio
DFA Two-Year Fixed Income Portfolio	Tax-Managed U.S. Marketwide Value Portfolio II

Feeder Funds
DFA International Value Portfolio	DFA International Value Portfolio III
U.S. Large Cap Value Portfolio III	Emerging Markets Portfolio II

Funds of Funds
Global Equity Portfolio
Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series	The United Kingdom Small Company Series
The DFA International Value Series	The Continental Small Company Series
The Japanese Small Company Series	The Canadian Small Company Series
The Asia Pacific Small Company Series	The Emerging Markets Series
The Emerging Markets Small Cap Series
The DFA Short-Term Investment Fund

Dimensional Emerging Markets Value Fund

Dimensional ETF Trust

Dimensional International Core Equity Market ETF	Dimensional U.S. Targeted Value ETF
Dimensional Emerging Core Equity Market ETF	Dimensional U.S. Core Equity 2 ETF
Dimensional U.S. Core Equity Market ETF	Dimensional International Value ETF
Dimensional U.S. Equity ETF	Dimensional World ex U.S. Core Equity 2 ETF
Dimensional U.S. Small Cap ETF

PROXY STATEMENT

FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 29, 2021

PROXY STATEMENT

TABLE OF CONTENTS

INFORMATION ABOUT VOTING		2
PROPOSALS 1 AND 2:	ELECTION OF A BOARD OF DIRECTORS OR A BOARD OF TRUSTEES OF A FUND COMPANY, AS APPLICABLE	4
ADDITIONAL INFORMATION ABOUT THE FUNDS		25
FURTHER INFORMATION ABOUT VOTING AND THE MEETING		26
EXHIBIT A - LIST OF FEEDER FUNDS AND THEIR CORRESPONDING MASTER FUNDS		A(1)
EXHIBIT B-1 - NOMINATING COMMITTEE CHARTER		B-1(1)
EXHIBIT B-2 - LIST OF EXECUTIVE OFFICERS OF THE FUND COMPANIES		B-2(1)
EXHIBIT B-3 – PRE-APPROVAL POLICIES AND PROCEDURES OF THE AUDIT COMMITTEE CHARTERS OF THE DIMENSIONAL FUNDS		B-3(1)
EXHIBIT C – LIST OF FUNDS FOR WHICH DFA AUSTRALIA PROVIDES SUB-ADVISORY SERVICES		C(1)
EXHIBIT D – LIST OF FUNDS FOR WHICH DFA LONDON PROVIDES SUB-ADVISORY SERVICES		D(1)
EXHIBIT E-1 – LIST OF FUNDS FOR WHICH STATE STREET SERVES AS CUSTODIAN		E-1(1)
EXHIBIT E-2 – LIST OF FUNDS FOR WHICH CITIBANK SERVES AS CUSTODIAN		E-2(1)
EXHIBIT F – NUMBER OF OUTSTANDING SHARES OF EACH FUND AS OF NOVEMBER 8, 2021		F(1)
EXHIBIT G – PRINCIPAL HOLDERS OF SHARES OF THE FUNDS AS OF SEPTEMBER 30, 2021		G(1)

i

Table 1 – Listing of the Proposals that the shareholders of each Fund are being asked to consider:

Proposal 1 applies to all Funds:

Proposal 1	Election of a Board of Directors or a Board of Trustees of a Fund Company, as applicable

Proposal 2 applies to all Feeder Funds:

DFAIDG: U.S. Large Cap Value Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio, and Emerging Markets Small Cap Portfolio.

DIG: DFA International Value Portfolio, U.S. Large Cap Value Portfolio III, DFA International Value Portfolio III, and Emerging Markets Portfolio II.

Proposal 2	Election of a Board of Trustees of the Fund Company for the Master Fund

INFORMATION ABOUT VOTING

Who is Asking for my Vote?

Your vote on an important matter (the “Proposal”) has been requested by the Boards of Directors of DFA Investment Dimensions Group Inc. (“DFAIDG”) and Dimensional Investment Group Inc. (“DIG”), and the Boards of Trustees of The DFA Investment Trust Company (“DFAITC”), Dimensional Emerging Markets Value Fund (“DEM”), and Dimensional ETF Trust (“ETF Trust”) (each a “Fund Company,” and together, the “Fund Companies” or “Dimensional Funds”), in connection with a Joint Special Meeting of Shareholders of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the Fund Companies to be held on Wednesday, December 29, 2021 at 9:00 a.m., Central Time, to be held over the internet in a virtual meeting format (the “Meeting”). This Proxy Statement and the accompanying materials are being mailed by the Boards of Directors and Boards of Trustees (each a “Board” and together the “Boards”) on or about November 15, 2021.

In addition, if you are a shareholder of any of the “feeder funds” (each a “Feeder Fund,” and together, the “Feeder Funds”) listed on Exhibit A to this Proxy Statement, you are being requested to provide voting instructions as to how the shares that your Feeder Fund owns of its corresponding “master fund” (each a “Master Fund,” and together, the “Master Funds”) that represent your investment in the Feeder Fund should be voted for the Proposal relating to the Master Fund. The Proposal relating to the Master Funds is identical to the Proposal relating to the Feeder Funds. The Feeder Funds and the Master Funds operate in a “master-feeder” structure. Each Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Master Fund. Please see the section entitled: “On What Issues am I Being Asked to Vote? – Master-Feeder Fund Structure” below in this Proxy Statement for more information.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a portfolio/series of one of the Fund Companies, although all actions are actually taken by the applicable Fund Company on behalf of a Fund.

Who is Eligible to Vote?

Shareholders of record at the close of business on November 8, 2021 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment of the Meeting (and, in the case of shareholders of a Feeder Fund, entitled to provide voting instructions to such Feeder Fund as to how to vote shares of the Feeder Fund’s corresponding Master Fund). Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share (except for the ETF Trust which does not issue fractional shares)) on the matter relating to that Fund presented at the Meeting. Each share of record (and each fractional share) of a Feeder Fund is entitled to provide voting instructions to the Feeder Fund, which will vote the shares the Feeder Fund owns of its corresponding Master Fund in proportion to the voting instructions received.

Certain Funds offer multiple classes of shares, including Class R1 shares, Class R2 shares and Institutional Class shares. Not all of the Funds offer each class of shares. Each share of each class is entitled to one vote (and a proportionate fractional vote for each fractional share). The Proposals in this Proxy Statement do not require separate voting by class.

The Proxy Statement and the proxy card(s)/voting instruction form(s) were first mailed to shareholders of record on or about November 15, 2021.

On What Issue am I Being Asked to Vote?

Shareholders of the Funds are being asked to elect ten (10) nominees to each Fund Company’s Board (“Proposal 1”). In addition, shareholders of the Feeder Funds (as listed on Exhibit A to this Proxy Statement) are being asked to submit voting instructions to each Feeder Fund to vote for the election of a Board for the Fund Company that oversees the Feeder Fund’s corresponding Master Fund (“Proposal 2”). Proposal 2 is identical to Proposal 1 on which shareholders of the Feeder Funds are being asked to vote. For a complete listing of the Proposals that the shareholders of each Fund are being asked to consider, please see Table 1 of this Proxy Statement.

Master-Feeder Fund Structure. Each of the Funds listed on Exhibit A to this Proxy Statement operates in a “master-feeder” arrangement in which each Feeder Fund invests substantially all of its assets in a corresponding Master Fund. Each Feeder Fund seeks to achieve its investment objective by investing substantially all of the Feeder Fund’s assets in the Master Fund, which has an investment objective that is identical to the Feeder Fund’s investment objective. The Master Fund, in turn, invests directly in securities and other investments. As a shareholder in a Master Fund, each Feeder Fund is being asked to vote on Proposal 1 described in this Proxy Statement as the Proposal relates to the Master Funds in Proposal 2. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master-feeder fund arrangements, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s own shareholders. Under the 1940 Act, each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s shareholders. As a result, if you are a shareholder of a Feeder Fund, in addition to your votes on Proposal 1 as the Proposal relates to the Feeder Fund in which you own shares, the Boards of DFAIDG and DIG need your voting instructions on the matters for which your Feeder Fund has to vote as a shareholder of its corresponding Master Fund. You are being asked to provide these voting instructions in Proposal 2. A Feeder Fund will vote the shares that the Feeder Fund owns of its corresponding Master Fund with respect to each Proposal of the Master Fund in the same proportion as the voting instructions the Feeder Fund receives from its shareholders. The other Feeder Funds that invest in a Master Fund also will vote their Master Fund’s shares in accordance with the voting instructions received from such Feeder Funds’ respective shareholders with respect to the matters described in Proposal 2 for the Master Fund. Any direct shareholders of a Master Fund also will vote on the Master Fund’s Proposal by voting directly on Proposal 1, which is identical to the matter described in Proposal 2 requesting voting instructions from Feeder Fund shareholders.

Because several of the Master Funds have multiple Feeder Fund shareholders and/or have other investors, in addition to the Feeder Funds, it is possible that the Proposal as it relates to a Master Fund will not be approved by the requisite vote, even if your Feeder Fund casts its votes to approve the Proposal. It also is possible that the Proposal as it relates to a Master Fund will be approved by the requisite vote, even if your Feeder Fund casts its votes against the Proposal. The Directors and Trustees of each Board (each a “Director,” and together, the “Directors”) have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Funds and the Master Funds.

How Does the Board of my Fund Company Recommend that I Vote?

The Boards of DFAIDG, DIG, DFAITC, DEM, and ETF Trust unanimously recommend that you vote, or submit voting instructions, “FOR” Proposal 1 and Proposal 2.

How Do I Ensure that my Vote is Accurately Recorded?

You may attend the Meeting virtually and vote or submit your voting instructions virtually at the Meeting, you may vote through the Internet by going to the website located on your proxy card(s) or voting instruction form(s), or you may complete and return your proxy card(s) or voting instruction form(s) by mail as instructed on the proxy card(s) or voting instruction form(s). Additionally, you may vote or submit your voting instructions by touch-tone telephone by calling the number on your proxy card. If you have any questions regarding how to vote your shares, please call AST Fund Solutions LLC at (866) 406-2283, 9:00 a.m. to 10:00 p.m. Eastern Time.

Proxy cards that are properly executed prior to the Meeting will be voted as specified. If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you execute the proxy card, but do not specify a vote on the Proposal, your shares will be voted “FOR” the Proposal.

If you invest in a Fund that is a Feeder Fund and do not provide voting instructions on the proxy card you receive for the Proposal relating to the Master Fund in which your Feeder Fund invests, the Feeder Fund will vote the shares of the Master Fund that your investment in the Feeder Fund represents in direct proportion to the percentage of voting instructions received “FOR,” “AGAINST” and “ABSTAIN” on the Proposal of the Master Fund by other shareholders of the Feeder Fund.

May I Revoke my Proxy?

You may revoke your proxy or voting instructions at any time before they are voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund, provided that either is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting virtually.

What if my Shares are Held in a Brokerage Account?

If your shares are held by your broker or financial advisor, then in order to vote virtually at the Meeting, you will need to obtain a “Legal Proxy” from your broker or financial advisor who will then provide the shareholder with a newly-issued control number. Please note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 6:00 p.m., Central Time, on December 27, 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number and have submitted to attendameeting@astfinancial.com along with their request to attend the meeting, they will receive a new control number to participate in and vote at the Meeting.

Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker or financial advisor, rather than to the appropriate Fund.

Reports to Shareholders and Financial Statements

Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please write to the Fund Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary; call collect at (512) 306-7400; or access the reports on the Funds’ website at http://us.dimensional.com/.

PROPOSALS 1 AND 2:	ELECTION OF A BOARD OF DIRECTORS OR A BOARD OF TRUSTEES OF A FUND COMPANY, AS APPLICABLE

Introduction to Proposals 1 and 2

The following discussion relates to both Proposals 1 and 2. In Proposal 1, shareholders of each Fund are being asked to elect ten Directors/Trustees (together, the “Director Nominees”) to the Board of the Fund Company of which the Fund is a portfolio or series. In Proposal 2, shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote for the election of the ten Director Nominees to the Board that oversees its corresponding Master Fund.

The Directors of each Fund Company are responsible for supervising the management of the Board’s respective Fund Company and serving the needs and best interests of Fund shareholders. The Board of each Fund Company elects the officers of the Fund Company, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Fund Company. The Director Nominees for election to serve as Directors of each Fund Company are: Reena Aggarwal, David P. Butler, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner. David G. Booth and Roger G. Ibbotson, who currently serve as Directors, will be retiring effective upon the election of the Director Nominees by the Shareholders of the Dimensional Funds. Myron S. Scholes, who currently serves as a Director, will be retiring upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds (together, with Mr. Booth and Mr. Ibbotson, the “Retiring Directors”).

Who are the Director Nominees?

Each Fund Company currently has the same Board. All of the Director Nominees standing for election, except for Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly and Ms. Tookes, are presently members of each Board. Each Board is currently comprised of seven Directors who are not “interested persons” of the Fund Companies, as that term is defined in the 1940 Act (together, the “Independent Directors”), and one Board member who is an “interested person” of the Fund Companies (the “Interested Director”). Among the Director Nominees, David P. Butler and Gerard K. O’Reilly are each deemed to be an Interested Director due to their position with Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”). David G. Booth, a Retiring Director, is also deemed to be an Interested Director due to his position with the Advisor. Mr. Booth, an Interested Director, currently serves as Chairman of the Board and upon retirement, will become Chairman Emeritus effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds. Currently, Myron Scholes, has been designated as the Lead Independent Director by the Independent Directors and upon his retirement, beginning on the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds, the Independent Directors have designated Douglas W. Diamond to serve as the Lead Independent Director. As the Lead Independent Director, Mr. Diamond, among other duties: will act as a principal contact for management for communications to the Independent Directors in between regular Board meetings; will assist in the coordination and preparation of quarterly Board meeting agendas; will raise and discuss issues with counsel to the Independent Directors; will raise issues and discuss ideas with management on behalf of the Independent Directors in between regular meetings of the Board; and will chair executive sessions and separate meetings of the Independent Directors (other than committee meetings, which are chaired by the respective committee chairperson). The Directors believe that the existing Board structure for each Fund Company is appropriate because it provides the Independent Directors with adequate influence over the governance of the Board and each Fund Company, while also providing the Board with the invaluable insight of the Interested Director, who, as both an officer of the Fund Company and the Advisor, participates in the day-to-day management of each Fund Company’s affairs, including risk management.

Listed below, beside the name, address and year of birth of each Director Nominee and Retiring Director, are the Director Nominees’ and Retiring Directors’ positions and length of service on the Boards (if any), principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the Dimensional Funds that the Director Nominees and Retiring Directors oversee and other board memberships that the Director Nominees and Retiring Directors hold (if applicable). The Dimensional Funds consist of the five Fund Companies.

INDEPENDENT DIRECTOR NOMINEES

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director	Newly Nominated	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 1986); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020), Georgetown University.	137 portfolios in 5 investment companies

Director, New York Life Investment Management IndexIQ (since 2008) (22 funds); Director, Cohen & Steers (asset management firm) (since 2017); Director, REAN Cloud (technology) (2015-2018); and Director, FBR & Co. (investment banking) (2011-2017); Director, Nuveen Churchill Direct lending (private business development company) (since 2019); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013-2020).

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director	DFAIDG – Since 1983 DIG – Since 1993 DFAITC – Since 1992 DEM – Since 1993 ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	137 portfolios in 5 investment companies	None.
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director	DFAIDG – Since 2017 DIG – Since 2017 DFAITC – Since 2017 DEM – Since 2017 ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	137 portfolios in 5 investment companies	None.
Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director	DFAIDG – Since 2019 DIG – Since 2019 DFAITC – Since 2019 DEM – Since 2019 ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984). Director, TNB Inc. (bank) (since 2020).	137 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).
Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director	Newly Nominated

Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				137 portfolios in 5 investment companies	None.

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director	DFAIDG – Since 2000 DIG – Since 2000 DFAITC – Since 2000 DEM – Since 2000 ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	137 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014 –2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Heather E. Tookes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1974	Director	Newly Nominated	Professor of Finance, Yale School of Management (since 2004).	137 portfolios in 5 investment companies	Director, KCG Holdings (trading company) (January-July 2017); Director, Payoneer Inc. (digital payments) (since 2021); and Director, Ariel Investments LLC (since 2017).
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director	DFAIDG – Since 2019 DIG – Since 2019 DFAITC – Since 2019 DEM – Since 2019 ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998); Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	137 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

[1]	Each Director is a Director of each of the Dimensional Funds. Each Independent Director also serves on the Independent Review Committee of the mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

INTERESTED DIRECTOR NOMINEES

The following Director Nominees are each deemed to be an Interested Director due to their positions with the Advisor.

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director	Newly Nominated

Co-Chief Executive Officer of Dimensional Fund Advisors LP, Dimensional Holdings Inc., Dimensional Investment LLC, DFA Securities LLC, DFAIDG, DIG, DFAITC, and DEM, (collectively, the “DFA Entities”) (since 2017), and ETF Trust (since 2020); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Head of Global Financial Advisor Services (since 2007) for Dimensional Fund Advisors LP; Formerly, Vice President (2007 – 2017) of all the DFA Entities.

				137 portfolios in 5 investment companies	None.

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Director	Newly Nominated	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017), Dimensional Fund Advisors Canada ULC (since 2017); and ETF Trust (since 2020); Director, Chief Investment Officer and Vice President (since 2017) of DFA Australia Limited; Chief Investment Officer (since 2017) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017); and Dimensional Ireland Limited (since 2019); Formerly, Co-Chief Investment Officer of Dimensional Japan Ltd. (2016 – 2017), DFA Australia Limited (2014 – 2017), Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director (2017-2018) of Dimensional Fund Advisors Pte. Ltd.	137 portfolios in 5 investment companies	None.

[1]	Each Director is a Director of each of the Dimensional Funds.

RETIRING INDEPENDENT DIRECTORS

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Roger G. Ibbotson[2] Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1943	Director	DFAIDG –Since 1981 DIG – Since 1993 DFAITC – Since 1992 DEM – Since 1993 ETF Trust – Since 2020

Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Chairman and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Partner, GHI Global Advisory Partners EAF, SL (investment advisory) (since January 2021).

				137 portfolios in 5 investment companies	None.
Myron S. Scholes[3] c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1941	Director	DFAIDG – Since 1981 DIG – Since 1993 DFAITC – Since 1992 DEM – Since 1993 ETF Trust – Since 2020	Chief Investment Strategist, Janus Henderson Investors (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981).	137 portfolios in 5 investment companies	None.

[1]	Each Director is a Director of each of the Dimensional Funds. Each Independent Director also serves on the Independent Review Committee of the mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

[2]	To serve until the election of the Director Nominees by the shareholders of the Dimensional Funds.

[3]	To serve until the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds.

RETIRING INTERESTED DIRECTOR

Name, Address and Year of Birth	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen or to be Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth[2] c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1946	Chairman and Director	DFAIDG –Since 1981 DIG – Since 1992 DFAITC – Since 1992 DEM – Since 1993 ETF Trust – Since 2020	Chairman, Director/Trustee, and formerly, President and Co-Chief Executive Officer (each until March 2017) of DEM, DFAIDG, DIG and DFAITC. Executive Chairman, and formerly, President and Co-Chief Executive Officer (each until February 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC and DFA Securities LLC. Chairman and Trustee, ETF Trust (since June 2020). Formerly, Chairman and Director (2009 – 2018) and Co-Chief Executive Officer (2010 – June 2017) of Dimensional Fund Advisors Canada ULC. Trustee, University of Chicago (since 2002). Trustee, University of Kansas Endowment Association (since 2005). Member of Hoover Institution Board (since September 2019). Formerly, Director of Dimensional Fund Advisors Ltd. (2002 – July 2017), DFA Australia Limited (1994 – July 2017), Dimensional Advisors Ltd. (2012 – July 2017), Dimensional Funds plc (2006 – July 2017) and Dimensional Funds II plc (2006 – July 2017). Formerly, Director and President of Dimensional Japan Ltd. (2012 – April 2017). Formerly, Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (2010 – September 2017).	137 portfolios in 5 investment companies	None.

[1]	Mr. Booth is a Director of each of the Dimensional Funds.

[2]	To serve until the election of the Director Nominees by the shareholders of the Dimensional Funds.

If elected, each Director Nominee will hold office for an indefinite term until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, or removal. Mr. Booth and Mr. Ibbotson are scheduled to retire effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds, and Mr. Scholes is scheduled to retire effective upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds. Each Director Nominee currently is available and has consented to serve if elected. If elected, Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly and Ms. Tookes will begin service on the Board upon their election by the shareholders of the Dimensional Funds. If any of the Director Nominees should become no longer able to serve on the Board before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Board members.

Mr. Diamond, Mr. Duffie, and Ms. Werner, while currently serving on the Board, are each standing for election by shareholders for the first time. Mr. Diamond was appointed to the Boards of DFAIDG, DFAITC, DIG and DEM in 2017 and the ETF Trust in 2020 while Mr. Duffie and Ms. Werner were appointed to the Boards of DFAIDG, DFAITC, DIG and DEM in 2019 and the ETF Trust in 2020, and each was recommended for appointment to the Board by the Fund Companies’ Nominating Committee, which consists solely of Independent Directors. Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly, and Ms. Tookes do not currently serve on the Board but were nominated to serve as a Director at the June 23-24, 2021 Board meetings of the Dimensional Funds and are standing for election by shareholders for the first time. Ms. Aggarwal, Mr. Butler, Mr. Longstaff, Mr. O’Reilly and Ms. Tookes were each recommended for appointment to the Board by the Fund Companies’ Nominating Committee, which consists solely of Independent Directors. Mr. Diamond, Mr. Duffie, Ms. Werner, Mr. Longstaff, Ms. Aggarwal, and Ms. Tookes were initially identified by the Independent Directors during a search process for potential candidates that was undertaken by the Fund Companies’ Nominating Committee. Mr. Butler and Mr. O’Reilly were recommended by the Advisor for consideration by the Fund Companies’ Nominating Committee.

How are Nominees for Director Selected?

Each Board’s Nominating Committee is currently comprised of George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Roger G. Ibbotson, Myron S. Scholes, Abbie J. Smith, and Ingrid M. Werner. The Nominating Committee for a Board makes recommendations for nominations of Independent and Interested Directors to serve on the Board to the Independent Directors and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific educational background, qualities, skills, or prior business and professional experience that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider the following factors, among others, which may change over time or have different weight: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (2) whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships (a) with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates; (b) that may be perceived as being inconsistent with serving on the board of directors of a registered investment company or (c) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Director; (3) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size; (4) the business activities of the Fund Company, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas; (5) whether the person’s business background or other business activities would be incompatible with the Fund Company’s and the Advisor’s business purposes; (6) the interplay of the candidate’s experience with the experience of other Directors and how the candidate and his or her academic or business experience will be perceived by the Fund Company’s shareholders; and (7) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee is solely responsible for the selection and recommendation to the Board of Independent Directors. When a Fund Company’s Board has, or expects to have, a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if the recommendations are submitted in writing and addressed to a Fund Company’s Secretary at such address as is set forth in the Fund Companies’ disclosure documents. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund Company’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. Such recommendations shall be directed to the Secretary of the Fund Companies at 6300 Bee Cave Road, Building One, Austin, Texas 78746. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Dimensional Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members. The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Boards have adopted and approved a formal written Charter for the Nominating Committee. A copy of the Nominating Committee Charter is attached as Exhibit B-1 to this Proxy Statement. During the fiscal year ended October 31, 2021, the Nominating Committee met four times.

The Nominating Committee believes that it is in the best interests of each Fund Company and its shareholders to obtain highly-qualified individuals to serve as members of the Board. Each Fund Company’s Board believes that each Director Nominee has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund Companies and protect the interests of shareholders. Each Board has noted that each Director has professional experience in areas of importance for investment companies. Each Board considered that each Independent Director Nominee held an academic position in the areas of finance, economics or accounting. Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Heather E. Tookes and Ingrid M. Werner are each Professors of Finance, while Abbie J. Smith is a Professor of Accounting. Each Board also noted that Reena Aggarwal, Abbie J. Smith, Heather E. Tookes and Ingrid M. Werner each had experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that David P. Butler and Gerard K. O’Reilly contribute valuable experience due to their positions with the Advisor.

How Often Do the Boards Meet and What Are the Board Members Paid?

The Boards are responsible for establishing the Fund Companies’ policies and for overseeing the management of the Fund Companies. The Boards of DFAIDG and DIG held five meetings during the fiscal year ended October 31, 2021. The Boards of DFAITC and DEM held five meetings during the fiscal year ended October 31, 2021. The Board of the ETF Trust held five meetings during the fiscal year ended October 31, 2021. Each incumbent Director who is standing for election at this Meeting attended at least 75% of the aggregate total number of meetings of the Boards and the total number of meetings held by all committees of the Boards on which such Director serves during the Fund Companies’ fiscal year ended October 31, 2021. The Fund Companies currently do not have a formal policy regarding Board members’ attendance at shareholders’ meetings but encourage Directors to do so. In addition, none of the Fund Companies held, or was required to hold, an annual meeting at which Board members were elected during the Fund Companies’ fiscal year ended October 31, 2021.

Each Independent Director is compensated by each Fund Company on which he/she serves as a Board member. The Interested Director is not compensated for his service as a Board member by the Fund Companies. The Fund Companies do not maintain or provide pension or retirement benefits to their Board members.

The following table identifies the amount of compensation that each Independent Director received from each Fund Company and the aggregate amount of compensation that each Independent Director received from the Dimensional Funds for the fiscal year ended October 31, 2021. Ms. Aggarwal, Mr. Longstaff, and Ms. Tookes do not currently serve as a Director of any Dimensional Fund and are each standing for initial election at the Meeting. Accordingly, Ms. Aggarwal, Mr. Longstaff, and Ms. Tookes did not receive any compensation for the fiscal year ended October 31, 2021. Additionally, the table provides the amount of compensation that was received by the highest paid executive officer of each Fund Company. No other executive officer is compensated by the Fund Companies.

Name and Position	Aggregate compensation from					Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation the Dimensional Funds Paid to Directors†
	DFAIDG*	DIG*	DFAITC*	DEM*	ETF Trust
George M. Constantinides Independent Director	$281,455	$30,080	$55,191	$10,370	$30,905	N/A	N/A	$408,000
Douglas W. Diamond Independent Director	$293,673	$31,937	$58,615	$11,036	$37,738	N/A	N/A	$433,000
Darrell Duffie Independent Director	$281,455	$30,080	$55,191	$10,370	$30,905	N/A	N/A	$408,000
Roger G. Ibbotson** Independent Director	$299,140	$31,937	$58,615	$11,036	$32,271	N/A	N/A	$433,000
Myron S. Scholes Lead Independent Director***	$375,350	$39,363	$72,313	$13,702	$32,271	N/A	N/A	$533,000
Abbie J. Smith Independent Director	$281,455	$30,080	$55,191	$10,370	$30,905	N/A	N/A	$408,000
Ingrid M. Werner Independent Director	$281,455	$30,080	$55,191	$10,370	$30,905	N/A	N/A	$408,000
Randy C. Olson Chief Compliance Officer	$132,995	$13,901	$26,365	$4,912	$9,298	N/A	N/A	N/A

†	The Dimensional Funds include five registered investment companies for which the Advisor performs advisory services and for which the individuals listed above serve as Directors on the Boards of such Dimensional Funds.

*	Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the Independent Directors may defer receipt of all or a portion of the compensation for serving as members of the five Boards of Directors of the investment companies in the Dimensional Funds. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the Dimensional Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the Independent Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Director or to pay any particular level of compensation to the Independent Director. The total amount of deferred compensation accrued by the Independent Directors from the Dimensional Funds who participated in the Plan during the fiscal year ended October 31, 2021 is as follows: $60,000 (Mr. Scholes). An Independent Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the Independent Director’s resignation from the Boards of Directors of the Dimensional Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the Independent Director has specified. The obligations of the Dimensional Funds to make payments under the Plan will be unsecured general obligations of the Dimensional Funds, payable out of the general assets and property of the Dimensional Funds.

**	To retire effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds.

***	To retire effective upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Funds of the Fund Companies as of June 30, 2021 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Fund Companies Overseen or to be Overseen by Director in the Dimensional Funds
Independent Directors/Nominees
Reena Aggarwal	None	None
George M. Constantinides	None	None
Douglas W. Diamond	None	None Directly; Over $100,000 in Simulated Funds*
Darrell Duffie	ETF Trust Dimensional U.S. Small Cap ETF – $10,001-$50,000 Dimensional U.S. Equity ETF – $1-$10,000 DFAIDG, DIG, DFAITC, and DEM None	$10,001-$50,000
Roger G. Ibbotson**

DFAIDG

U.S. Core Equity 1 Portfolio – Over $100,000

U.S. Core Equity 2 Portfolio – Over $100,000

International Core Equity Portfolio – Over $100,000

Emerging Markets Value Portfolio – Over $100,000

Emerging Markets Small Cap Portfolio – Over $100,000

DIG, DFAITC, DEM, and ETF Trust

None

Over $100,000; Over $100,000 in Simulated Funds*
Francis A. Longstaff	None	None
Myron S. Scholes***	DFAIDG U.S. Micro Cap Portfolio – Over $100,000 DIG, DFAITC, DEM, and ETF Trust None	Over $100,000; Over $100,000 in Simulated Funds*
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds*
Heather E. Tookes	None	None

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Fund Companies Overseen or to be Overseen by Director in the Dimensional Funds
Ingrid M. Werner

ETF Trust

Dimensional US Core Equity Market ETF – $50,001-$100,000

Dimensional International Core Equity Market ETF – $10,0001-$50,000

Dimensional Emerging Core Equity Market ETF – $10,001-$50,000

DFAIDG, DIG, DFAITC, and DEM

None

Over $100.000
Interested Directors/Nominees:
David G. Booth**

DFAIDG

U.S. Micro Cap Portfolio – Over $100,000

DFA One-Year Fixed Income Portfolio† – Over $100,000

DFA Short-Term Municipal Bond Portfolio – Over $100,000

DIG

Global Equity Portfolio – Over $100,000

Global Allocation 60/40 Portfolio – Over $100,000

Global Allocation 25/75 Portfolio† – Over $100,000

DFAITC, DEM, and ETF Trust

None

Over $100,000
David P. Butler

DFAIDG

Emerging Markets Core Equity Portfolio – $50,001 - $100,000

Emerging Markets Portfolio – Under $10,000

International Core Equity Portfolio – Over $100,000

International High Relative Profitability Portfolio – $50,001 - $100,000

International Small Cap Value Portfolio – Under $10,000

One Year Fixed Income Portfolio – Over $100,000

Short Term Extended Quality Portfolio – Over $100,000

Short Term Municipal Bond Portfolio – Over $100,000

Two Year Global Fixed Income Portfolio – Over $100,000

U.S. Core Equity 2 Portfolio – Over $100,000

U.S. High Relative Profitability Portfolio – Over $100,000

U.S. Micro Cap Portfolio – Under $10,000

U.S. Small Cap Value Portfolio – Under $10,000

U.S. Large Cap Value Portfolio – Under $10,000

Short Term Municipal Bond Portfolio – Over $100,000

International Small Cap Value Portfolio – Under $10,000

DIG

Global Allocation 25/75 Portfolio – Over $100,000

Global Equity Portfolio – Over $100,000

International Value III Portfolio – Under $10,000

U.S. Large Company Portfolio – Under $10,000

ETF Trust

U.S. Core Equity 2 ETF – Over $100,000

U.S. Targeted Value ETF – Under $10,000

DFAITC, DEM

None

Over $100,000

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Fund Companies Overseen or to be Overseen by Director in the Dimensional Funds
Gerard K. O’Reilly

DFAIDG

Dimensional 2065 Target Date Portfolio† – Over $100,000

One Year Fixed Income Portfolio – Over $100,000

Short Term Extended Quality Portfolio – Over $100,000

Short Term Municipal Bond Portfolio – Over $100,000

Two Year Global Fixed Income Portfolio – Over $100,000

DIG

Global Equity Portfolio – Over $100,000

DFAITC, DEM, and ETF Trust

None

Over $100,000

*	As discussed above, the compensation for certain of the Independent Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the Dimensional Funds. Thus, the Independent Directors who are so compensated experience the same investment returns that are experienced by shareholders of the Dimensional Funds, although the Independent Directors do not directly own shares of the Dimensional Funds.

**	To retire effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds.

***	To retire effective upon the earlier of December 31, 2021 or the election of the Director Nominees by the shareholders of the Dimensional Funds.

†	Denotes that the Director’s holding exceeds 1% of a class of outstanding stock of the Fund.

What is the Board’s Role in Risk Oversight of a Fund Company?

The Board of each Fund Company, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports that have been developed by Fund Company management and the Advisor. These reports address certain investment, valuation, liquidity and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect each Fund Company.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Fund Company’s Funds. The Board discusses these reports and the Funds’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the Funds. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a Fund and such change could have a material impact on the Fund’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and each Fund Company’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review fair valued securities in a particular Fund. Such reports also include information concerning illiquid and any worthless securities held by each Fund. In addition, each Fund Company’s Audit Committee reviews valuation procedures and pricing results with the Fund Company’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each Fund’s year-end financial statements.

With respect to liquidity risk, each Board oversees each Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by Rule 22e-4 under the 1940 Act, each Board, including a majority of the Independent Directors, approved each Fund Company’s liquidity risk management program (the “Liquidity Program”), which is reasonably designed to assess and manage each Fund’s liquidity risk, and appointed the Liquidity Program Administrator that is responsible for administering the Liquidity Program. Each Board also reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses, among other items, the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with each Fund Company’s Chief Compliance Officer (“Chief Compliance Officer”) to discuss compliance issues, including compliance risks. As required under rules of the Securities and Exchange Commission (“SEC”), the Independent Directors meet in executive session with the Chief Compliance Officer, and each Fund Company’s Chief Compliance Officer prepares and presents an annual written compliance report to the Board. Each Fund Company’s Board adopts compliance policies and procedures for the Fund Company and receives information about the compliance procedures in place for the Fund Company’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violation of the Federal Securities Laws, as that term is defined in Rule 38a-1 under the 1940 Act.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Who are the Executive Officers of the Fund Companies?

Officers of the Fund Companies are appointed by the Boards and serve at the pleasure of the Boards. Exhibit B-2 to this Proxy Statement identifies the executive officers of the Fund Companies, and provides the name, year of birth, information regarding positions with the Fund Companies and the principal occupation for each officer of the Fund Companies. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.

What are the Standing Committees of the Boards?

The Board of each Fund Company has three standing committees: the Audit Committee, the Nominating Committee and the Investment Strategy Committee (the “Strategy Committee”). For more information on the Nominating Committee, see “How are Nominees for Director Selected?” above.

Each Board’s Audit Committee is currently comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, and Ingrid M. Werner. The Audit Committee for each Board oversees the Fund Company’s accounting and financial reporting policies and practices, each Fund Company’s internal controls, each Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by each Board. The Audit Committee for each Board recommends the appointment of each Fund’s independent registered public accounting firm and also acts as a liaison between each Fund’s independent registered public accounting firm and the full Board. There were two Audit Committee meetings held for each Fund Company during the fiscal year ended October 31, 2021.

The Strategy Committee is currently comprised of Gerard K. O’Reilly, Douglas W. Diamond, Myron S. Scholes, and Darrell Duffie. At the request of a Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of each Fund Company, (ii) reviews performance of existing Funds of the Fund Company, and discusses and recommends possible enhancements to the Fund Companies’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Fund, and (iv) considers issues relating to investment services for each Fund of the Fund Company. There were three Strategy Committee meetings held for each Fund Company during the fiscal year ended October 31, 2021.

Who are the Fund Companies’ Auditors?

Selection of Auditors. The Audit Committee and the Board of each Fund Company have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as auditors of the Fund Companies. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to any appropriate questions.

Audit Fee Information for the Fund Companies

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Fund Companies’ annual financial statements and for review of the financial statements included in the Fund Companies’ annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years of the Fund Companies are set forth in the table below.

	Fiscal Year Ended:
Fund Company Name	October 31, 2020	October 31, 2021
DFAIDG	$2,252,955	$1,923,324
DIG	$233,797	$199,421
DFAITC	$251,332	$399,146
DEM	$21,254	$69,273
ETF Trust	N/A	$166,589

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PwC that were reasonably related to the performance of the audit or review of the Fund Companies’ financial statements, which were not reported under “Audit Fees” above (the “Audit-Related Fees”), for the last two fiscal years of the Fund Companies, are set forth in the table below. The Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Fund Companies’ semi-annual financial statements.

	Fiscal Year Ended:
Fund Company Name	October 31, 2020	October 31, 2021
DFAIDG	$183,162	$156,061[1]
DIG	$19,007	$16,181[1]
DFAITC	$20,433	$32,385[1]
DEM	$1,728	$5,621[1]
ETF Trust	N/A	$13,517[1]

[1]	Fees for services related to limited procedures performed in connection with the production of the Fund Company’s semi-annual financial statements.

The Audit-Related Fees required to be approved by each Fund Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $215,000 and $220,000 for the fiscal years ended October 31, 2020 and October 31, 2021, respectively. The Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Advisor.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning (the “Tax Fees”) for the last two fiscal years for the Fund Companies are set forth in the table below. The Tax Fees included fees for tax services in connection with DFAITC’s excise tax calculations, review of DFAITC’s applicable tax returns and review of the Fund Company’s tax equalization calculations.

	Fiscal Year Ended:
Fund Company Name	October 31, 2020	October 31, 2021
DFAIDG	$0	$0
DIG	$0	$0
DFAITC	$3,600	$3,495[1]
DEM	$0	$0
ETF Trust	N/A	$0

1.	Fees for tax services in connection with DFAITC’s excise tax calculations, review of DFAITC’s applicable tax returns and review of DFAITC’s tax equalization calculations.

There were no Tax Fees required to be approved by each Board’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.

All Other Fees

There were no additional fees paid by the Fund Companies for products and services provided by PwC, other than the services reported above, for the Fund Companies’ last two fiscal years. There were no “All Other Fees” required to be approved by each Fund Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years ended October 31, 2020 and October 31, 2021.

The Audit-Related Fees and Tax Fees disclosed above were approved by the Audit Committee of each Board but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The percentage of hours expended on PwC’s engagement to audit the Fund Companies’ financial statements for the fiscal year ended October 31, 2021 that were attributed to work performed by persons other than PwC’s full time, permanent employees was not greater than 50%.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to each Fund Company, the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund Company for the last two fiscal years of the Fund Company are set forth in the table below.

	Fiscal Year Ended:
Fund Company Name	October 31, 2020	October 31, 2021
DFAIDG	$1,477,288	$1,455,187
DIG	$1,313,133	$1,315,307
DFAITC	$1,318,159	$1,355,006
DEM	$1,295,854	$1,304,747
ETF Trust	N/A	$1,312,643

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund Companies, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Pre-Approval Policies and Procedures

The Audit Committee of each Board has adopted Pre-Approval Policies and Procedures as part of the Audit Committee Charter. The Pre-Approval Policies and Procedures are set forth in Exhibit B-3 to this Proxy Statement.

What is the Required Vote on Proposals 1 and 2?

For Proposal 1, the Director Nominees will be elected to the Board of each Fund Company by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Funds of such Fund Company, regardless of the results of the votes cast by the shareholders of each individual Fund. This means that the Director Nominees receiving the largest number of votes will be elected to fill the ten available positions.

For Proposal 2, the shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of a Master Fund, should vote on the election of the Director Nominees to the Board of the Fund Company that oversees the Feeder Fund’s corresponding Master Fund. The Director Nominees will be elected to the Board of each Fund Company that oversees the Master Funds by the affirmative vote of a plurality of votes cast collectively by shareholders (including Feeder Funds) of all of the Funds (including Master Funds) of such Fund Company, regardless of the results of the votes cast by the shareholders of each individual Fund of the Master Fund’s Fund Company. This means that the Director Nominees receiving the largest number of votes will be elected to fill the ten available positions.

A vote requiring a plurality to elect Director Nominees to the Board means that the Director Nominees receiving the largest number of votes cast will be elected to fill the available positions for the Fund Company and a Director Nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of the Fund Company voting. Because the Director Nominees are running unopposed, all Director Nominees are expected to be elected, as all Director Nominees who receive votes in favor will be elected while votes withheld or abstentions have no effect on the outcome of the Proposals.

THE BOARD OF EACH FUND COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisor of the Funds and Administrator for the Feeder Funds

The Advisor, organized as a Delaware limited partnership, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, currently serves as the investment advisor to all of the Funds. The Advisor is controlled and operated by Dimensional Holdings LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation. David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, acting together, may be deemed controlling persons of the Advisor. Mr. Booth also serves as a Director and officer of each Fund Company and will retire as a Director effective upon the election of the Director Nominees by the shareholders of the Dimensional Funds. Mr. Butler and Mr. O’Reilly each serve as an officer of each Fund Company and are each currently proposed for election as a Director at the Meeting. There were no purchases or sales by any of the Director Nominees of any securities in excess of 1% of any class of outstanding securities of the Advisor or any of its parents or subsidiaries since the beginning of the Funds’ most recently completed fiscal year.

DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, provides certain sub-advisory services to the Funds listed in Exhibit C to this Proxy Statement. DFA Australia, under investment sub-advisory agreements with the Advisor and the Fund Companies on behalf of the Funds listed in Exhibit C to this Proxy Statement, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

Dimensional Fund Advisors Ltd. (“DFA London”), 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, provides certain sub-advisory services to the Funds listed in Exhibit D to this Proxy Statement. DFA London, under investment sub-advisory agreements with the Advisor and the Fund Companies on behalf of the Funds listed in Exhibit D, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

The Administrators and Transfer Agents

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Funds, other than The DFA Short Term Investment Fund (the “Short Term Fund”) of DFAITC and the Funds that are series of the ETF Trust.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the administrator, fund accountant, transfer agent, and dividend disbursing agent for the Short Term Fund and as accounting and administration services and dividend disbursing agent for the ETF Trust.

The Underwriter

The principal underwriter for the shares of the Funds is DFA Securities LLC (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The Custodians

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for all of the Funds listed on Exhibit E-1 to this Proxy Statement.

Citibank, N.A. (“Citibank”), 111 Wall Street, New York, New York 10005, serves as the custodian for all of the Funds listed on Exhibit E-2 to this Proxy Statement.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please call (512) 306-7400, or forward a written request to 6300 Bee Cave Road, Building One, Austin, Texas 78746, if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you currently are receiving multiple copies at a shared address.

Outstanding Number of Shares and Principal Shareholders of the Funds

The number of outstanding shares of each class of each Fund, as of November 8, 2021, is set forth in Exhibit F to this Proxy Statement. The names and addresses of the beneficial owners of more than 5% of the outstanding shares of each class of each Fund, along with the number and percentage of shares owned, as of September 30, 2021, is set forth in Exhibit G to this Proxy Statement. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class or Fund. To the knowledge of the Fund Companies’ management, as of September 30, 2021, there were no entities, except as set forth in Exhibit G to this Proxy Statement, owning beneficially more than 5% of the outstanding shares of any class of any Fund.

The Retiring Directors, Director Nominees and officers, as a group, owned less than 1% of the outstanding stock of each class of each Fund, except that the Retiring Directors, Director Nominees and officers, as a group, as of June 30, 2021, held 43.72% of the Institutional Class shares of Dimensional 2065 Target Date Retirement Income Fund of DFAIDG and 4.37% of the Institutional Class shares of the DFA One-Year Fixed Income Portfolio of DFAIDG and 4.16% of the Institutional Class shares of the Global Allocation 25/75 Portfolio of DIG. In addition, to the knowledge of the Fund Companies’ management, and except as noted above under Proposal 1, as of June 30, 2021, no Director Nominee individually owned 1% or more of the outstanding stock of any Fund.

As to each Independent Director Nominee, and his or her immediate family members, no person owned beneficially or of record securities in the Advisor or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of a Fund as of November 8, 2021.

Contacting the Boards

If a shareholder wishes to send a communication to the Board of a Fund Company, such correspondence should be in writing and addressed to the Board of that Fund Company at the Fund Companies’ offices, as follows: 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary. The correspondence will be given to the appropriate Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies

Your vote and/or voting instructions are being solicited by the Boards. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting the beneficial owners to execute proxies. The Fund Companies expect that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of a Fund Company or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, email or personally.

AST Fund Solutions LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $308,000. As the date of the Meeting approaches, certain shareholders may receive a telephone call from certain officers and representatives of a Fund Company or its affiliates and certain financial services firms and their representatives, or a representative of the Solicitor, if the shareholders’ votes and/or voting instructions have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or internet, the shareholder may still submit the proxy card(s)/voting instruction form(s) or attend virtually. Please note that if you plan to attend the virtual Meeting, you must request the Meeting credentials by following the instructions below. The request should be received by no later than December 27, 2021 at 6:00 p.m., Central Time.

Accessing the Virtual Meeting – To access the Meeting, send a request to attend the Meeting to attendameeting@astfinancial.com. Please include “Dimensional Funds” in the subject line. In the body of the email, please include your intent to attend the Meeting, your full name and the control number located on your proxy card(s) or voting instruction form(s) enclosed. You then will receive instructions to complete the registration process which will provide you instructions to access and attend the Meeting virtually. The Meeting will begin promptly at 9:00 a.m., Central Time. The Fund Companies encourage you to access the Meeting a few minutes prior to the start time in order to provide ample time for the check in. For technical assistance in accessing the Meeting, shareholders can email attendameeting@astfinancial.com. During the Meeting, instructions will be provided for shareholders in attendance to submit comments and questions.

Voting and Methods of Tabulation

The vote required to approve the Proposal is set forth in the discussion of the Proposal. The shareholders of a Feeder Fund who do not provide voting instructions to the Feeder Fund under Proposal 2 will not affect the Feeder Fund’s votes at the Meeting with respect to the Feeder Fund’s Master Fund. The percentage of a Feeder Fund’s votes representing Feeder Fund shareholders who do not provide voting instructions will be voted by such Feeder Fund in the same proportion as the Feeder Fund’s shareholders who did provide voting instructions.

The following Funds are structured as a “fund of funds” (each a “Fund of Funds,” and together, the “Funds of Funds”): International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, Global Social Core Equity Portfolio, World Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, DFA Diversified Fixed Income Portfolio, Global Small Company Portfolio, Dimensional Retirement Income Fund, Dimensional 2010 Target Date Retirement Income Fund, Dimensional 2015 Target Date Retirement Income Fund, Dimensional 2020 Target Date Retirement Income Fund, Dimensional 2025 Target Date Retirement Income Fund, Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund, Dimensional 2060 Target Date Retirement Income Fund, Dimensional 2065 Target Date Retirement Income Fund, Global Allocation 25/75 Portfolio, Global Allocation 60/40 Portfolio, and Global Equity Portfolio. A Fund of Funds invests substantially all or a portion of its assets in multiple other Funds (each an “Underlying Fund,” and together, the “Underlying Funds”) in order to seek to achieve its investment objective. The Underlying Funds invest directly in securities and other portfolio instruments. With respect to the Proposal for an Underlying Fund, each Fund of Funds invested in such Underlying Fund will vote its shares of the Underlying Fund on that Proposal in proportion to the votes received “FOR,” “AGAINST” and “ABSTAIN” the Proposal by other shareholders of the Underlying Fund (commonly called “echo-voting”).

The Canadian Small Company Series (the “Canadian Series”) of DFAITC is an Underlying Fund for multiple Funds of Funds and other investors. The percentage of the Canadian Series’ votes representing shareholders who do not provide voting instructions will be voted in the same proportion as the Canadian Series’ shareholders who did provide voting instructions. The Boards of DFAIDG, DIG and DFAITC have determined that it would be in the best interests of all shareholders that invest in the Canadian Series to vote “FOR” the Proposal.

Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Generally, abstentions and broker non-votes will not have an effect on a Proposal because it requires a plurality of votes cast for approval.

All properly executed proxies and voting instructions received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy. If the voting instruction form is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the Proposal. If voting instructions are not received in time, any unreturned voting instructions will be voted in proportion to those voting instructions properly received. In determining whether shareholders have elected a Director Nominee to the Board, votes withheld and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, votes withheld and broker non-votes will have no effect on the election of a Director Nominee.

Voting by Broker-Dealers

The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1 (and submit voting instructions for Proposal 2), Election of a Board, on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which the broker-dealer firms received instructions.

Quorum

With respect to each of DFAIDG, DIG, and ETF Trust, the presence virtually or by proxy of one-third of the shares entitled to be cast on a matter constitutes a quorum at the Meeting for the purposes of acting on the Proposal of the Fund Company. With respect to DFAITC and DEM, the presence virtually or by proxy of 40% of the shares entitled to vote on a matter shall constitute a quorum at the Meeting for the purposes of acting on the Proposal of the Fund Company. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

Adjournment

The Meeting, as to any Fund, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (virtually or by proxy and entitled to vote at the Meeting), whether or not a quorum is present. With respect to DFAIDG and DIG, the Meeting may also be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by the chairman of the Meeting without notice other than announcement at the Meeting. With respect to DFAITC and DEM, the Meeting may also be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by the chairman of the Board or the Meeting, the President of the Fund Company, in the absence of the chairman of the Board, or any Vice President or other authorized officer of the Fund Company, in the absence of the President. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Fund Company’s charter documents and bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise impact the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund Companies on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the federal proxy rules, including proposals for which management of such Fund Companies did not have timely notice, as set forth in the federal proxy rules.

Shareholder Proposals

As a general matter, the Fund Companies are not required, and do not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund Company’s proxy statement for the next meeting of shareholders of that Fund Company should send the shareholder’s written proposal to such Fund Company’s offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary, in advance of such meeting, within a reasonable time before the Fund Company begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in the Fund Company’s proxy statement and proxy card relating thereto, and presented at the meeting. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Fund Company’s proxy statement must notify the Fund Company of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Fund Company at the address set forth above. If a shareholder fails to give notice to the Fund Company within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Fund Company’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund Company’s proxy statement or presented at the meeting.

Other Business

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Boards of Directors of DFAIDG and DIG and the Boards of Trustees of DFAITC, DEM, and ETF Trust,

Carolyn L. O

Vice President and Secretary

November 15, 2021

EXHIBIT LIST

Exhibit A	List of Feeder Funds and Their Corresponding Master Funds	A(1)
Exhibit B-1	Nominating Committee Charter	B-1(1)
Exhibit B-2	List of Executive Officers of the Fund Companies	B-2(1)
Exhibit B-3	Pre-Approval Policies and Procedures of the Audit Committee Charters of the Dimensional Funds	B-3(1)
Exhibit C	List of Funds for which DFA Australia Provides Sub-Advisory Services	C(1)
Exhibit D	List of Funds for which DFA London Provides Sub-Advisory Services	D(1)
Exhibit E-1	List of Funds for which State Street Serves as Custodian	E-1(1)
Exhibit E-2	List of Funds for which Citibank Serves as Custodian	E-2(1)
Exhibit F	Number of Outstanding Shares of each Fund as of November 8, 2021	F(1)
Exhibit G	Principal Holders of Shares of the Funds as of September 30, 2021	G(1)

Exhibit A

List of Feeder Funds and Their Corresponding Master Funds

Feeder Fund	Corresponding Master Fund
U.S. Large Cap Value Portfolio (DFAIDG) U.S. Large Cap Value Portfolio III (DIG)	The U.S. Large Cap Value Series (DFAITC)
DFA International Value Portfolio (DIG) DFA International Value Portfolio III (DIG)	The DFA International Value Series (DFAITC)
Japanese Small Company Portfolio (DFAIDG)	The Japanese Small Company Series (DFAITC)
Asia Pacific Small Company Portfolio (DFAIDG)	The Asia Pacific Small Company Series (DFAITC)
United Kingdom Small Company Portfolio (DFAIDG)	The United Kingdom Small Company Series (DFAITC)
Continental Small Company Portfolio (DFAIDG)	The Continental Small Company Series (DFAITC)
Emerging Markets Portfolio (DFAIDG) Emerging Markets Portfolio II (DIG)	The Emerging Markets Series (DFAITC)
Emerging Markets Small Cap Portfolio (DFAIDG)	The Emerging Markets Small Cap Series (DFAITC)
Emerging Markets Value Portfolio (DFAIDG)	Dimensional Emerging Markets Value Fund (DEM)

A(1)

Exhibit B-1

Nominating Committee
Charter

of the Boards of Directors of

DFA Investment Dimensions Group Inc. (“DFAIDG”) and

Dimensional Investment Group Inc. (“DIG”) and

of the Boards of Trustees of

Dimensional Emerging Markets Value Fund Inc. (“DEM”),

The DFA Investment Trust Company (“DFAITC”), and

Dimensional ETF Trust (“DETFT”)

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Boards of Directors/Trustees (the “Board”) of DFAIDG, DIG, DEM, DFAITC, and DETFT (each a “Fund,” and together, the “Funds”). The Committee consists of such number of members as set by the Board, from time to time, and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not “interested persons” of the Funds (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.               The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Funds’ investment advisor and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial, or family relationships with investment advisors or service providers.

2.               The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.               The Committee may consider the factors listed in Schedule A to evaluate candidates for membership on the Board. The Committee also may, from time to time, establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

4.               The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule A) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule A.

III.	Other Powers and Responsibilities.

1.               The Committee shall meet as often as it deems appropriate.

2.               The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

3.               The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

B-1(1)

4.               A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent permitted by law and by the Funds’ Bylaws. In the event of any inconsistency between this Charter and the Funds’ organizational documents, the provisions of the Funds’ organizational documents shall be given precedence.

5.              The Committee shall review this Charter at least annually and recommend any changes to the full Board.

* * * * * *

As adopted September 16, 2008, and as amended September 18, 2020; Schedule A to the Charter was amended June 22, 2011.

B-1(2)

Schedule A

NOMINATION AND APPOINTMENT POLICY

1.	The Committee believes that it is in the best interests of the Funds and their shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.

In nominating candidates, the Committee believes that no specific minimum qualifications or disqualifications are controlling or paramount, or that any specific educational background, qualities, skills, or prior business and professional experience are necessary for each candidate to possess in order to be considered for nomination. The Committee shall take into consideration such factors as the Committee deems appropriate. These factors, which may change over time or have different weight, may include:

●	whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

●

whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships (i) with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates; or (ii) that may be perceived as being inconsistent with serving on the board of directors of a registered investment company;

●	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

●

the person’s judgment, skill, diversity, and experience with registered investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

●	the business activities of the Funds, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas;

●	whether the person’s business background or other business activities would be incompatible with the Funds’ and management’s business purposes;

●

the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Dimensional Funds’ shareholders; and

●	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.

While the Committee is solely responsible for the selection and recommendation to the Board of Disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Funds at such address as is set forth in the Funds’ disclosure documents. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each series of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

 * * * * * * * * * * * * * * *

B-1(3)

Exhibit B-2

List of Executive Officers of the Fund Companies

Below is the name, year of birth, information regarding positions with the Fund Companies and the principal occupation for each officer of the Fund Companies. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP, Dimensional Holdings Inc., Dimensional Investment LLC, DFA Securities LLC, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (collectively, the “DFA Entities”).

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

●     all the DFA Entities (since 2001)

●     DFA Australia Limited (since 2002)

●     Dimensional Fund Advisors Ltd. (since 2002)

●     Dimensional Cayman Commodity Fund I Ltd. (since 2010)

●     Dimensional Fund Advisors Pte. Ltd. (since 2012)

●     Dimensional Hong Kong Limited (since 2012)

●     Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

●     Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019

Vice President and Assistant Secretary of

●     DFAIDG, DIG, DFAITC and DEM (the “Dimensional Mutual Funds”) (since 2019)

●     Dimensional ETF Trust (since 2020)

Vice President (since January 2018) of

●     Dimensional Holdings Inc.

●     Dimensional Fund Advisors LP

●     Dimensional Investment LLC

●     DFA Securities LLC

David P. Butler 1964	Co-Chief Executive Officer	Since 2017

Co-Chief Executive Officer of

●     all the DFA Entities (since 2017)

●     Dimensional ETF Trust (since 2020)

Director (since 2017) of

●     Dimensional Holdings Inc.

●     Dimensional Fund Advisors Canada ULC

●     Dimensional Japan Ltd.

●     Dimensional Advisors Ltd.

●     Dimensional Fund Advisors Ltd.

●     DFA Australia Limited

Director and Co-Chief Executive Officer (since 2017) of

●     Dimensional Cayman Commodity Fund I Ltd.

Head of Global Financial Advisor Services (since 2007) for

●     Dimensional Fund Advisors LP

Formerly, Vice President (2007 – 2017) of

●     all the DFA Entities

 B-2(1)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

●     all the DFA Entities (since 2017)

●     Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

●     Dimensional Japan Ltd.

President and Director (since 2016) of

●     Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

●     DFA Australia Limited

Director (since 2016) of

●     Dimensional Advisors Ltd.

●     Dimensional Fund Advisors Pte. Ltd.

●     Dimensional Hong Kong Limited

Vice President (since 2019) of

●     Dimensional Fund Advisors Pte. Ltd.

Formerly, Vice President (2004 – 2017) of

●     all the DFA Entities

Formerly, Vice President (2010 – 2016) of

●     Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

●     Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019) of

●     Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

●     Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since 2021

Chief Operating Officer (since June 2021) of

●     Dimensional Mutual Funds

●     Dimensional ETF Trust

Executive Vice President (since January 2020)

●     Dimensional Holdings Inc.

●     Dimensional Fund Advisors LP

●     Dimensional Investment LLC

●     DFA Securities LLC

Chief Operating Officer (since December 2019)

●     Dimensional Holdings Inc.

●     Dimensional Fund Advisors LP

●     Dimensional Investment LLC

●     DFA Securities LLC

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

●     Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

●     BlackRock Inc.

Formerly, Vice President, Chief Financial Officer, and Treasurer (2020-2021) of

●     Dimensional Mutual Funds

●     Dimensional ETF Trust

 B-2(2)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Bernard J. Grzelak 1971	Vice President	Since 2021

Vice President (since June 2021) of

●     the DFA Fund Complex

●     Dimensional ETF Trust

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

●     DFA Australia Limited

●     Dimensional Fund Advisors Canada ULC

●     DFA Securities LLC

●     Dimensional Advisors Ltd.

●     Dimensional Fund Advisors LP

●     Dimensional Fund Advisors Ltd.

●     Dimensional Fund Advisors Pte. Ltd.

●     Dimensional Holdings Inc.

●     Dimensional Hong Kong Limited

●     Dimensional Investment LLC

Vice President (since March 2021) of

●     Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

●     Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 - 2020), and Treasurer (2003 – 2017) of

●     Lord Abbett Family of Funds

 B-2(3)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Eric Hall 1978	Vice President and Assistant Treasurer	Since 2021

Vice President and Assistant Treasurer (since June 2021) of

●     the DFA Fund Complex

●     Dimensional ETF Trust

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

●     Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

●     INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) and Assistant Secretary (2017-2019) of

●     all the DFA Entities

Vice President (since 2020) of

●     Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

●     Dimensional Cayman Commodity Fund I Ltd.

Joy L. Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President (since 2015) of

●     all the DFA Entities

Assistant Treasurer (since 2017) of

●     the Dimensional Funds

Vice President and Assistant Treasurer (since 2020) of

●     Dimensional ETF Trust

Formerly, Senior Tax Manager (2013 – 2015) for

●     Dimensional Fund Advisors LP

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of ● all the DFA Entities (since 2010) ● Dimensional Cayman Commodity Fund I Ltd. (since 2010) ● Dimensional ETF Trust (since 2020)
Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

●     the DFA Fund Complex

●     Dimensional ETF Trust

Formerly, Director (May 2019 – January 2021) at

●     INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

●     OppenheimerFunds, Inc.

 B-2(4)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

●     Dimensional Mutual Funds (since 2017)

●     Dimensional ETF Trust (since 2020)

General Counsel (since 2001) of

●     all the DFA Entities

Executive Vice President (since 2017) and Secretary (since 2000) of

●     Dimensional Fund Advisors LP

●     Dimensional Holdings Inc.

●     DFA Securities LLC

●     Dimensional Investment LLC

Director (since 2002), Vice President (since 1997) and Secretary (since 2002) of

●     DFA Australia Limited

●     Dimensional Fund Advisors Ltd.

Vice President and Secretary of

●     Dimensional Fund Advisors Canada ULC (since 2003)

●     Dimensional Cayman Commodity Fund I Ltd. (since 2010)

●     Dimensional Japan Ltd. (since 2012)

●     Dimensional Advisors Ltd (since 2012)

●     Dimensional Fund Advisors Pte. Ltd. (since 2012)

Director of

●     Dimensional Funds plc (since 2002)

●     Dimensional Funds II plc (since 2006)

●     Director of Dimensional Japan Ltd. (since 2012)

●     Dimensional Advisors Ltd. (since 2012)

●     Dimensional Fund Advisors Pte. Ltd. (since 2012)

●     Dimensional Hong Kong Limited (since 2012)

●     Dimensional Ireland Limited (since 2019)

Formerly, Vice President and Secretary (2010 – 2014) of

●     Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

●     Dimensional Mutual Funds

Formerly, Vice President of

●     Dimensional Fund Advisors LP (1997 – 2017)

●     Dimensional Holdings Inc. (2006 – 2017)

●     DFA Securities LLC (1997 – 2017)

●     Dimensional Investment LLC (2009 – 2017)

 B-2(5)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

●     Dimensional Mutual Funds

●     Dimensional ETF Trust

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

●     DFA Securities LLC

●     Dimensional Fund Advisors LP

●     Dimensional Holdings Inc.

●     Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of

●     DFA Australia Limited

●     Dimensional Fund Advisors Ltd.

●     Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of

●     DFA Fund Complex

●     DFA Securities LLC

●     Dimensional Fund Advisors LP

●     Dimensional Holdings Inc.

●     Dimensional Investment LLC

Formerly, Vice President (2013-2020) of

●     DFA Fund Complex

Formerly, Director (2019-2021) of

●     Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President (since 2010) and Secretary (since 2017) of

●     Dimensional Mutual Funds

Vice President and Secretary (since 2020) of

●     Dimensional ETF Trust

Vice President (since 2010) and Assistant Secretary (since 2016) of

●     Dimensional Fund Advisors LP

●     Dimensional Holdings Inc.

●     Dimensional Investment LLC

Vice President of

●     DFA Securities LLC (since 2010)

●     Dimensional Cayman Commodity Fund I Ltd. (since 2010)

●     Dimensional Fund Advisors Canada ULC (since 2016)

 B-2(6)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Randy C. Olson 1980	Chief Compliance Officer	Since August 2020

Chief Compliance Officer (since 2020) of

●     Dimensional Mutual Funds

●     Dimensional ETF Trust

Formerly, Vice President – Senior Compliance Officer of

●     Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan of

●     Dimensional Investment Advisors LP (April 2017 – January 2020)

Gerard K. O’Reilly 1976	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer since 2017

Co-Chief Executive Officer and Chief Investment Officer of

●     all the DFA Entities (since 2017)

●     Dimensional Fund Advisors Canada ULC (since 2017)

●     Dimensional ETF Trust (since 2020)

Director, Chief Investment Officer and Vice President (since 2017) of

●     DFA Australia Limited

Chief Investment Officer (since 2017) and Vice President (since 2016) of

●     Dimensional Japan Ltd.

Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of

●     Dimensional Cayman Commodity Fund I Ltd.

Director of

●     Dimensional Funds plc (since 2014)

●     Dimensional Funds II plc (since 2014)

●     Dimensional Holdings Inc. (since 2017)

●     Dimensional Ireland Limited (since 2019)

Formerly, Co-Chief Investment Officer of

●     Dimensional Japan Ltd. (2016 – 2017)

●     DFA Australia Limited (2014 – 2017)

Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of

●     all the DFA Entities

Formerly, Vice President (2007 – 2017) of

●     all the DFA Entities

Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of

●     Dimensional Fund Advisors Canada ULC

Formerly, Director (2017-2018) of

●     Dimensional Fund Advisors Pte. Ltd.

 B-2(7)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
James J. Taylor 1983	Vice President and Assistant Treasurer	Since March 2020

Vice President and Assistant Treasurer (since 2020) of

●     Dimensional Mutual Funds

●     Dimensional ETF Trust

Vice President (since 2016) of

●     Dimensional Holdings Inc.

●     Dimensional Fund Advisors LP

●     Dimensional Investment LLC

●     DFA Securities LLC

Formerly, Accounting Manager (2015 – 2016) of

●     Dimensional Fund Advisors LP

[1]	Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

 B-2(8)

Exhibit B-3

Pre-Approval Policies and Procedures

as adopted by the
Audit Committees
of

DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund
Dimensional Investment Group Inc.

The DFA Investment Trust Company
(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.	The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.	The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.	The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

 B-3(1)

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.	The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.	The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.	A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.	Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.	The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

 B-3(2)

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value in any fiscal year.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.	A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

* * * * * *

Adopted January 15, 2004, and as amended September 13, 2005, September 17, 2009, December 16, 2010, and September 9, 2013.

 B-3(3)

Pre-Approval Policies and Procedures

as adopted by the

Audit Committee

of

Dimensional ETF Trust

(the “Fund”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Fund’s Audit Committee (the “Committee”) pre-approve all audit services and non-audit services provided to the Fund by its independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Fund’s investment advisor, and to affiliates of Dimensional that provide ongoing services to the Fund (with Dimensional, together the “Service Affiliates”) if the services directly impact the Fund’s operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Fund and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Fund may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A. General

1. The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2. The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

B. Pre-Approval of Audit Services to the Fund

1. The Committee shall approve the engagement of an independent registered public accounting firm to certify the Fund’s financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2. The Committee shall report to the Board of Trustees of the Fund (the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3. Unless otherwise required in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

 B-3(4)

C. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates—by Types of Services

1. The Committee may pre-approve types of non-audit services (including tax services) to the Fund and its Service Affiliates pursuant to this Section C.

2. Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Fund, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Fund’s operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3. The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4. The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5. A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates—Project-by-Project Basis

1. The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2. Management of the Fund, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3. The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Fund’s management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a) pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

(b) refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value in any fiscal year.

 B-3(5)

5. The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E. Amendment; Annual Review

1. The Committee may amend these procedures from time to time.

2. These procedures shall be reviewed annually by the Committee.

F. Recordkeeping

1. The Fund shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

* * * * * *

Adopted September 18, 2020.

 B-3(6)

Exhibit C

List of Funds for which DFA Australia Provides Sub-Advisory Services

DFAIDG

Large Cap International Portfolio

International Core Equity Portfolio

DFA International Real Estate Securities Portfolio

DFA Global Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

World ex U.S. Value Portfolio

World ex U.S. Targeted Value Portfolio

World ex U.S. Core Equity Portfolio

Selectively Hedged Global Equity Portfolio

Emerging Markets Core Equity Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Municipal Bond Portfolio

DFA Targeted Credit Portfolio

DFA NY Municipal Bond Portfolio

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA Social Fixed Income Portfolio

DFA Diversified Fixed Income Portfolio

Global Small Company Portfolio

Global Social Core Equity Portfolio

International High Relative Profitability Portfolio

DFA Investment Grade Portfolio

DFA MN Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA California Municipal Real Return Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Global Sustainability Fixed Income Portfolio

DFA Global Core Plus Real Return Portfolio

DFA Short-Duration Real Return Portfolio

International Sustainability Core 1 Portfolio

International Social Core Equity Portfolio

Emerging Markets Social Core Equity Portfolio

Emerging Markets Sustainability Core 1 Portfolio

Emerging Markets Targeted Value Portfolio

World Core Equity Portfolio

DFA LTIP Portfolio

DFA Commodity Strategy Portfolio

International Large Cap Growth Portfolio

International Small Cap Growth Portfolio

DFA Municipal Real Return Portfolio

Emerging Markets ex China Core Equity Portfolio

DFAITC	DEM
The DFA International Value Series The Japanese Small Company Series The Asia Pacific Small Company Series The Emerging Markets Series The Emerging Markets Small Cap Series	Dimensional Emerging Markets Value Fund

C-1(1)

DIG	ETF Trust
DFA Two-Year Fixed Income Portfolio	Dimensional Emerging Core Equity Market ETF Dimensional International Core Equity Market ETF Dimensional International Value ETF Dimensional World ex U.S. Core Equity 2 ETF

C-1(2)

Exhibit D

List of Funds for which DFA London Provides Sub-Advisory Services

DFAIDG

Large Cap International Portfolio

International Core Equity Portfolio

DFA International Real Estate Securities Portfolio

DFA Global Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

World ex U.S. Value Portfolio

World ex U.S. Targeted Value Portfolio

World ex U.S. Core Equity Portfolio

Selectively Hedged Global Equity Portfolio

Emerging Markets Core Equity Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Municipal Bond Portfolio

DFA Targeted Credit Portfolio

DFA NY Municipal Bond Portfolio

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA Social Fixed Income Portfolio

DFA Diversified Fixed Income Portfolio

Global Small Company Portfolio

Global Social Core Equity Portfolio

International High Relative Profitability Portfolio

DFA Investment Grade Portfolio

DFA MN Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA California Municipal Real Return Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Global Sustainability Fixed Income Portfolio

DFA Global Core Plus Real Return Portfolio

DFA Short-Duration Real Return Portfolio

International Sustainability Core 1 Portfolio

International Social Core Equity Portfolio

Emerging Markets Social Core Equity Portfolio

Emerging Markets Sustainability Core 1 Portfolio

Emerging Markets Targeted Value Portfolio

World Core Equity Portfolio

DFA LTIP Portfolio

DFA Commodity Strategy Portfolio

International Large Cap Growth Portfolio

International Small Cap Growth Portfolio

DFA Municipal Real Return Portfolio

Emerging Markets ex China Core Equity Portfolio

DFAITC	DEM
The DFA International Value Series The United Kingdom Small Company Series The Continental Small Company Series The Emerging Markets Series The Emerging Markets Small Cap Series	Dimensional Emerging Markets Value Fund

D-1(1)

DIG	ETF Trust
DFA Two-Year Fixed Income Portfolio	Dimensional Emerging Core Equity Market ETF Dimensional International Core Equity Market ETF Dimensional International Value ETF Dimensional World ex U.S. Core Equity 2 ETF

D-1(2)

Exhibit E-1

List of Funds for which State Street
Serves as Custodian

DFAIDG

U.S. Large Cap Equity Portfolio

U.S. Large Cap Value Portfolio

U.S. Small Cap Value Portfolio

U.S. Targeted Value Portfolio

U.S. Core Equity 1 Portfolio

U.S. Core Equity 2 Portfolio

U.S. Vector Equity Portfolio

U.S. Small Cap Portfolio

U.S. Micro Cap Portfolio

DFA Real Estate Securities Portfolio

International Small Company Portfolio

Japanese Small Company Portfolio

Asia Pacific Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

Emerging Markets Portfolio

Emerging Markets Value Portfolio

Emerging Markets Small Cap Portfolio

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Short-Term Government Portfolio

DFA Intermediate Government Fixed Income Portfolio

U.S. High Relative Profitability Portfolio

Global Social Core Equity Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA Intermediate-Term Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA California Intermediate-Term Municipal Bond Portfolio

DFA Municipal Real Return Portfolio

U.S. Social Core Equity 2 Portfolio

U.S. Sustainability Core 1 Portfolio

World Core Equity Portfolio

U.S. Large Cap Growth Portfolio

U.S. Small Cap Growth Portfolio

DFA NY Municipal Bond Portfolio

DFA California Municipal Real Return Portfolio

DFA MN Municipal Bond Portfolio

DFA Oregon Municipal Bond Portfolio

DFA Selective State Municipal Bond Portfolio

DFA Municipal Bond Portfolio

U.S. Sustainability Targeted Value Portfolio

DFA Diversified Fixed Income Portfolio

Dimensional Retirement Income Fund

Dimensional 2010 Target Date Retirement Income Fund

Dimensional 2015 Target Date Retirement Income Fund

Dimensional 2020 Target Date Retirement Income Fund

Dimensional 2025 Target Date Retirement Income Fund

Dimensional 2030 Target Date Retirement Income Fund

Dimensional 2035 Target Date Retirement Income Fund

Dimensional 2040 Target Date Retirement Income Fund

Dimensional 2045 Target Date Retirement Income Fund

Dimensional 2050 Target Date Retirement Income Fund

Dimensional 2055 Target Date Retirement Income Fund

Dimensional 2060 Target Date Retirement Income Fund

Dimensional 2065 Target Date Retirement Income Fund

E-1(1)

DIG	DFAITC

U.S. Large Company Portfolio

DFA International Value Portfolio

DFA Two-Year Fixed Income Portfolio

DFA Two-Year Government Portfolio

Global Equity Portfolio

Global Allocation 60/40 Portfolio

Global Allocation 25/75 Portfolio

DFA International Value Portfolio III

Tax-Managed U.S. Marketwide Value Portfolio II

Emerging Markets Portfolio II

U.S. Large Cap Value Portfolio II

The U.S. Large Cap Value Series

E-1(2)

Exhibit E-2

List of Funds for which Citibank
Serves as Custodian

DFAIDG

Enhanced U.S. Large Company Portfolio

Large Cap International Portfolio International Core Equity Portfolio

DFA International Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

World ex U.S. Value Portfolio

World ex U.S. Targeted Value Portfolio

World ex U.S. Core Equity Portfolio

Selectively Hedged Global Equity Portfolio

Emerging Markets Core Equity Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Global Sustainability Fixed Income Portfolio

DFA Global Real Estate Securities Portfolio

DFA Investment Grade Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Short-Duration Real Return Portfolio

International Sustainability Core 1 Portfolio

International Social Core Equity Portfolio

Emerging Markets Social Core Equity Portfolio

DFA LTIP Portfolio

DFA Commodity Strategy Portfolio

International Large Cap Growth Portfolio

International Small Cap Growth Portfolio

DFA Global Core Plus Fixed Income Portfolio

Emerging Markets Sustainability Core 1 Portfolio

DFA Targeted Credit Portfolio

DFA Social Fixed Income Portfolio

DFA Global Core Plus Real Return Portfolio

International High Relative Profitability Portfolio

Emerging Markets Targeted Value Portfolio

Global Small Company Portfolio

Emerging Markets ex China Core Equity Portfolio

DFAITC	DEM

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

The DFA Short Term Investment Fund

Dimensional Emerging Markets Value Fund

E-2(1)

ETF Trust
Dimensional International Core Equity Market ETF Dimensional U.S. Targeted Value ETF Dimensional U.S. Core Equity 2 ETF Dimensional U.S. Equity ETF Dimensional World ex U.S. Core Equity 2 ETF	Dimensional U.S. Small Cap ETF Dimensional Emerging Core Equity Market ETF Dimensional U.S. Core Equity Market ETF Dimensional International Value ETF

E-2(2)

Exhibit F

Number of Outstanding Shares of each Fund as of November 8, 2021

Name of Fund	Number of Outstanding Shares

DFA Investment Dimensions Group Inc.
Enhanced U.S. Large Company Portfolio	23,029,880.82
U.S. Large Cap Equity Portfolio	78,083,348.23
U.S. Large Cap Value Portfolio	551,221,380.64
U.S. Small Cap Value Portfolio	326,192,768.51
U.S. Targeted Value Portfolio
Institutional Class	398,477,518.48
Class R1	2,230,232.51
Class R2	2,328,818.44
U.S. Core Equity 1 Portfolio	920,557,370.24
U.S. Core Equity 2 Portfolio	1,058,047,918.55
U.S. Vector Equity Portfolio	198,955,148.90
U.S. Small Cap Portfolio	344,053,977.40
U.S. Micro Cap Portfolio	252,038,933.01
U.S. High Relative Profitability Portfolio	299,136,756.74
DFA Real Estate Securities Portfolio	229,224,755.38
Large Cap International Portfolio	218,317,617.00
International Core Equity Portfolio	2,119,301,332.20
Global Small Company Portfolio	6,470,710.75
International Small Company Portfolio	578,387,687.05
Japanese Small Company Portfolio	14,725,673.47
Asia Pacific Small Company Portfolio	14,158,948.50
United Kingdom Small Company Portfolio	1,391,305.61
Continental Small Company Portfolio	24,600,823.25
DFA International Real Estate Securities Portfolio	1,189,604,831.32
DFA Global Real Estate Securities Portfolio	792,833,205.05
DFA International Small Cap Value Portfolio	577,458,938.61
International Vector Equity Portfolio	256,451,796.35
International High Relative Profitability Portfolio	159,710,931.37
World ex U.S. Value Portfolio	24,368,633.39
World ex U.S. Core Equity Portfolio	294,879,480.54
World Core Equity Portfolio	48,211,707.27
Selectively Hedged Global Equity Portfolio	15,658,728.16
Emerging Markets Portfolio	187,644,438.77
Emerging Markets Value Portfolio
Institutional Class	421,831,423.17
Class R2	441,343.60
Emerging Markets Targeted Value Portfolio	17,495,316.16
Emerging Markets Small Cap Portfolio	196,562,311.85
Emerging Markets Core Equity Portfolio	1,161,005,863.07

F(1)

Name of Fund	Number of Outstanding Shares

DFA One-Year Fixed Income Portfolio	567,416,395.78
DFA Two-Year Global Fixed Income Portfolio	576,005,116.98
DFA Selectively Hedged Global Fixed Income Portfolio	126,721,110.43
DFA Five-Year Global Fixed Income Portfolio	1,264,654,630.63
DFA World ex U.S. Government Fixed Income Portfolio	170,432,728.57
DFA Short-Term Government Portfolio	167,733,839.30
DFA Intermediate Government Fixed Income Portfolio	485,573,803.21
DFA Short-Term Extended Quality Portfolio	667,533,332.56
DFA Intermediate-Term Extended Quality Portfolio	180,853,691.59
DFA Targeted Credit Portfolio	91,848,230.43
DFA Global Core Plus Fixed Income Portfolio	293,508,907.26
DFA Investment Grade Portfolio	1,177,711,408.10
DFA Diversified Fixed Income Portfolio	234,162,596.97
DFA LTIP Portfolio	32,565,394.71
DFA Inflation-Protected Securities Portfolio	544,044,197.98
DFA Short-Duration Real Return Portfolio	172,079,856.10
DFA Municipal Real Return Portfolio	106,576,187.54
DFA California Municipal Real Return Portfolio	20,039,530.03
DFA Municipal Bond Portfolio	62,642,529.90
DFA Short-Term Municipal Bond Portfolio	238,803,609.39
DFA Intermediate-Term Municipal Bond Portfolio	204,596,910.25
DFA Selective State Municipal Bond Portfolio	26,836,190.79
DFA California Short-Term Municipal Bond Portfolio	85,106,436.83
DFA California Intermediate-Term Municipal Bond Portfolio	60,850,482.81
DFA MN Municipal Bond Portfolio	4,036,643.14
DFA NY Municipal Bond Portfolio	11,978,795.86
DFA Oregon Municipal Bond Portfolio	5,427,275.83
World ex U.S. Targeted Value Portfolio	50,813,369.99
U.S. Social Core Equity 2 Portfolio	69,761,159.59
U.S. Sustainability Core 1 Portfolio	154,144,138.51
U.S. Sustainability Targeted Value Portfolio	15,881,373.91
International Sustainability Core 1 Portfolio	252,485,294.09
International Social Core Equity Portfolio	101,365,792.20
Emerging Markets Sustainability Core 1 Portfolio	92,044,968.85
Emerging Markets Social Core Equity Portfolio	106,248,427.30
Global Social Core Equity Portfolio	2,190,905.66
DFA Social Fixed Income Portfolio	51,760,395.67
DFA Global Sustainability Fixed Income Portfolio	81,607,465.32
DFA Commodity Strategy Portfolio	241,624,677.58
U.S. Large Cap Growth Portfolio	89,658,173.17
U.S. Small Cap Growth Portfolio	35,226,160.50
International Large Cap Growth Portfolio	38,190,699.24
International Small Cap Growth Portfolio	13,350,329.16
Dimensional Retirement Income Fund	5,903,577.12
Dimensional 2010 Target Date Retirement Income Fund	2,045,313.31
Dimensional 2015 Target Date Retirement Income Fund	3,472,542.00

F(2)

Name of Fund	Number of Outstanding Shares

Dimensional 2020 Target Date Retirement Income Fund	9,570,641.13
Dimensional 2025 Target Date Retirement Income Fund	12,509,834.10
Dimensional 2030 Target Date Retirement Income Fund	12,226,783.02
Dimensional 2035 Target Date Retirement Income Fund	10,071,391.78
Dimensional 2040 Target Date Retirement Income Fund	7,869,673.76
Dimensional 2045 Target Date Retirement Income Fund	5,848,215.60
Dimensional 2050 Target Date Retirement Income Fund	4,310,859.77
Dimensional 2055 Target Date Retirement Income Fund	2,323,145.76
Dimensional 2060 Target Date Retirement Income Fund	2,127,183.60
Dimensional 2065 Target Date Retirement Income Fund	193,960.50
DFA Global Core Plus Real Return Portfolio	27,379,042.85
Emerging Markets ex China Core Equity Portfolio	1
Dimensional Investment Group Inc.
U.S. Large Company Portfolio	355,788,515.44
DFA International Value Portfolio
Institutional Class	419,403,995.28
Class R2	89,084.06
DFA Two-Year Fixed Income Portfolio	9,647,377.34
DFA Two-Year Government Portfolio	16,937,576.06
Global Equity Portfolio
Institutional Class	278,720,266.00
Class R2	377,974.79
Global Allocation 60/40 Portfolio
Institutional Class	201,849,934.87
Class R2	179,427.74
Global Allocation 25/75 Portfolio
Institutional Class	71,132,899.51
Class R2	41,021.44
DFA International Value Portfolio III	200,865,259.05
U.S. Large Cap Value Portfolio III	139,424,586.96
Tax-Managed U.S. Marketwide Value Portfolio II	228,809,258.08
Emerging Markets Portfolio II	3,206,004.30
The DFA Investment Trust Company
The U.S. Large Cap Value Series	437,629,087.77
The DFA International Value Series	423,523,956.50
The Japanese Small Company Series	160,383,202.72
The Asia Pacific Small Company Series	30,670,131.31
The United Kingdom Small Company Series	20,544,794.80
The Continental Small Company Series	48,330,427.35
The Canadian Small Company Series	84,514,371.52
The Emerging Markets Series	87,407,597.98
The Emerging Markets Small Cap Series	52,878,607.83
The DFA Short Term Investment Fund	1,151,713,730.269

F(3)

Name of Fund	Number of Outstanding Shares

Dimensional Emerging Markets Value Fund
Dimensional Emerging Markets Value Fund	175,717,019.61
Dimensional ETF Trust
Dimensional U.S. Core Equity Market ETF	41,954,000
Dimensional International Core Equity Market ETF	26,800,000
Dimensional Emerging Core Equity Market ETF	15,200,000
Dimensional U.S. Equity ETF	120,004,990
Dimensional U.S. Small Cap ETF	71,395,557
Dimensional U.S. Targeted Value ETF	139,128,862
Dimensional U.S. Core Equity 2 ETF	515,389,243
Dimensional International Value ETF	107,295,115
Dimensional World ex U.S. Core Equity 2 ETF	177,817,896

F(4)

Exhibit G

Principal Holders of Shares of the Funds as of September 30, 2021

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Investment Dimensions Group Inc.
Asia Pacific Small Company Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	11,879,357.911	83.47%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,168,996.812	8.21%
Continental Small Company Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	20,779,734.156	84.61%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,656,972.545	6.75%
DFA California Intermediate-Term Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	37,731,741.788	63.75%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	10,800,126.875	18.25%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	7,467,836.23	12.62%
DFA California Municipal Real Return Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	8,490,721.217	43.38%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	5,024,967.412	25.68%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	4,491,709.175	22.95%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	1,562,522.895	7.98%

G(1)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA California Short- Term Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	49,201,113.141	57.50%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	17,104,152.896	19.99%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	14,247,308.235	16.65%
DFA Commodity Strategy Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	89,591,467.932	36.50%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	48,294,509.999	19.68%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	16,493,133.628	6.72%
	Mac & Co. for the benefit of (“FBO”) Wilmington Real Asset Fund Attn: Mutual Fund Operations 500 Grant St. Pittsburgh, PA 15258-0001	12,755,220.568	5.20%
DFA Diversified Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	105,320,296.872	45.60%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	69,286,142.915	30.00%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	44,637,573.179	19.32%

G(2)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Five-Year Global Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	463,346,543.203	36.34%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	355,930,510.163	27.91%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	178,837,749.090	14.03%
DFA Global Core Plus Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	115,533,907.914	40.69%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	82,426,053.803	29.03%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	25,169,629.437	8.86%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	23,067,507.848	8.12%
	DFA Global Allocation 60/40 Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	20,483,343.200	7.21%
DFA Global Core Plus Real Return Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	19,008,977.657	74.73%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	4,677,835.577	18.39%
DFA Global Real Estate Securities Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	260,578,452.627	32.97%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	141,327,314.002	17.88%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	135,653,855.479	17.17%

G(3)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Global Sustainability Fixed Income Portfolio	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	38,510,058.674	49.01%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	22,579,563.989	28.73%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	7,181,714.732	9.14%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	5,576,242.879	7.10%
DFA Inflation-Protected Securities Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	118,673,856.340	22.19%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	84,890,330.271	15.87%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	60,725,723.732	11.35%
DFA Intermediate Government Fixed Income Portfolio	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	157,014,404.814	32.46%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	132,898,182.401	27.47%
	DFA Diversified Fixed Income Portfolio 6300 Bee Cave Road Building One Austin, TX 78746-5833	90,229,936.942	18.65%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	35,664,383.479	7.37%

G(4)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Intermediate-Term Extended Quality Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	58,783,837.319	32.56%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	45,741,263.979	25.34%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	36,858,163.306	20.42%
DFA Intermediate-Term Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	69,397,013.783	33.98%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	51,679,494.768	25.31%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	39,645,656.393	19.41%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	13,785,546.384	6.75%
DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	719,259,892.951	60.98%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	165,806,253.877	14.06%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	145,417,996.759	12.33%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	70,078,001.491	5.94%

G(5)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA International Small Cap Value Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	212,580,615.758	36.90%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	93,129,348.454	16.17%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	79,551,723.266	13.81%
	The RBB Fund Inc. Free Market International Equity Fund 5955 Deerfield Blvd. Mason, OH 45040-2548	48,473,197.076	8.42%
DFA Investment Grade Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	394,176,959.637	33.72%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	305,247,381.599	26.11%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	206,218,690.149	17.64%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	70,853,229.516	6.06%
DFA LTIP Portfolio	Dimensional 2030 Target Date Retirement Income Fund 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	4,865,697.019	14.98%
	Dimensional 2025 Target Date Retirement Income Fund 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	4,142,305.858	12.76%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	4,131,054.007	12.72%
	TIAA FSB Cust. Ttee. FBO the Retirement Plans for which TIAA acts as Recordkeeper 211 N Broadway Ste. 100 Saint Louis, MO 63102-2711	3,851,840.242	11.86%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	3,540,222.809	10.90%
	Dimensional 2035 Target Date Retirement Income Fund 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	3,257,230.330	10.03%
	Wells Fargo Bank Cust FBO Bonneville Pwr. Admin Columbia Gen. Sys. Decomm. Tr. Fd. 13256600 Attn: Mutual Fund Settlements P.O. Box 1533 Minneapolis, MN 55480-1533	2,883,372.080	8.88%
	Dimensional 2020 Target Date Retirement Income Fund 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	1,851,076.480	5.70%

G(6)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA MN Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	2,968,259.664	72.39%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	825,205.698	20.12%
DFA Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	28,726,539.658	45.67%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	14,345,035.948	22.81%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	10,372,253.453	16.49%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	5,818,434.166	9.25%
DFA Municipal Real Return Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	50,219,801.695	48.93%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	27,900,995.512	27.18%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	13,614,736.876	13.26%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	6,757,440.078	6.58%

G(7)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA NY Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	8,247,204.720	68.30%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	1,522,091.235	12.61%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,514,696.829	12.54%
DFA One Year Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	168,639,698.807	29.47%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	129,078,164.542	22.55%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	73,724,251.448	12.88%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	40,750,444.160	7.12%
	The RBB Fund Inc. Free Market Fixed Income Fund 5955 Deerfield Blvd. Mason, OH 45040-2548	39,757,579.806	6.95%

G(8)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Oregon Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	4,254,294.238	82.57%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	403,653.555	7.83%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	280,696.760	5.45%
DFA Real Estate Securities Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	65,258,000.106	28.46%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	50,643,388.536	22.08%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	25,331,515.927	11.05%
	DFA Global Real Estate Securities Portfolio 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	17,169,966.420	7.49%
DFA Selective State Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	12,299,271.338	47.19%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	7,230,966.967	27.74%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	5,639,926.193	21.64%
DFA Selectively Hedged Global Fixed Income Portfolio	DFA Global Allocation 60/40 Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	68,473,065.938	54.22%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	21,513,273.923	17.03%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	19,251,207.998	15.24%

G(9)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Short-Duration Real Return Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	68,225,663.729	41.78%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	53,343,637.226	32.67%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	13,875,063.891	8.50%
DFA Short-Term Extended Quality Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	217,310,064.442	32.70%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	188,196,728.816	28.32%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	104,671,346.655	15.75%
	DFA Global Allocation 60/40 Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	40,477,263.726	6.09%
DFA Short-Term Government Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	65,040,595.008	38.68%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	40,164,291.239	23.89%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	24,566,264.493	14.61%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	13,870,647.828	8.25%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	11,016,612.419	6.55%

G(10)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Short-Term Municipal Bond Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	79,961,890.582	33.09%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	79,770,268.235	33.01%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	48,598,640.422	20.11%
DFA Social Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	12,597,783.873	24.91%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	10,231,898.859	20.23%
	TIAA FSB Cust. Ttee. FBO the Retirement Plans for Which TIAA acts as Recordkeeper 211 N Broadway Ste. 100 Saint Louis, MO 63102-2711	9,791,467.174	19.36%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	9,732,055.808	19.24%
DFA Targeted Credit Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	36,270,096.294	39.64%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	35,826,747.331	39.16%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	6,926,765.477	7.57%

G(11)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Two-Year Global Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	187,033,051.029	32.44%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	92,342,092.294	16.02%
	The RBB Fund Inc. Free Market Fixed Income Fund 5955 Deerfield Blvd. Mason, OH 45040-2548	71,024,620.704	12.32%
	DFA Diversified Fixed Income Portfolio 6300 Bee Cave Road Building One Austin, TX 78746-5833	70,746,018.074	12.27%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	63,266,352.049	10.97%
	DFA Global Allocation 25/75 Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	32,111,400.903	5.57%
DFA World Ex U.S. Government Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	64,187,526.813	37.51%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	31,160,438.833	18.21%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	17,752,375.014	10.38%
	Ubatco & Co. FBO Nebraska Educational Savings Trust Middle Office Manager P.O. Box 82535 Lincoln, NE 68501-2535	13,766,239.705	8.05%
	DFA Global Allocation 60/40 Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	10,585,796.415	6.19%

G(12)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Dimensional 2010 Target Date Retirement Income Fund	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	494,578.503	29.80%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin Gr. Tr. Co. Ttee. Tricity Healthcare District Natl Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	242,719.706	14.62%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis. 1300 S. Clinton St. Fort Wayne, IN 46802-3506	216,324.642	13.03%
	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th St. # P08 Minneapolis, MN 55402-4413	147,570.303	8.89%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	132,370.339	7.97%
Dimensional 2015 Target Date Retirement Income Fund	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	584,107.662	16.58%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	484,347.114	13.74%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	403,544.709	11.45%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis 1300 S. Clinton St. Fort Wayne, IN 46802-3506	303,509.754	8.61%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	275,662.863	7.82%
	E. Trade Savings Bank Attn: Accounting P.O. Box 6503 Englewood, CO 80155-6503	270,226.885	7.67%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	259,425.838	7.36%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	226,188.765	6.42%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	222,305.295	6.31%

G(13)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Dimensional 2020 Target Date Retirement Income Fund	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	2,797,343.988	28.55%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,491,699.847	15.22%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	1,311,817.117	13.39%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	982,974.967	10.03%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis 1300 S. Clinton St. Fort Wayne, IN 46802-3506	894,442.677	9.13%
Dimensional 2025 Target Date Retirement Income Fund	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	2,200,755.640	18.14%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,923,953.071	15.86%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis 1300 S. Clinton St. Fort Wayne, IN 46802-3506	1,475,759.255	12.16%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	1,398,660.152	11.53%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	1,070,806.434	8.83%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,044,301.136	8.61%

G(14)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Dimensional 2030 Target Date Retirement Income Fund	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	3,186,985.850	26.17%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	1,623,379.216	13.33%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,407,490.753	11.56%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,077,297.236	8.85%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	856,338.007	7.03%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis 1300 S. Clinton St. Fort Wayne, IN 46802-3506	840,938.575	6.90%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl. Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	677,464.184	5.56%
Dimensional 2035 Target Date Retirement Income Fund	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	2,533,035.401	25.20%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	1,247,619.423	12.41%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,111,196.015	11.06%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,007,654.928	10.03%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis. 1300 S. Clinton St. Fort Wayne, IN 46802-3506	792,860.140	7.89%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl. Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	697,389.006	6.94%

G(15)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Dimensional 2040 Target Date Retirement Income Fund	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	2,021,855.676	25.90%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,388,782.922	17.79%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	785,181.333	10.06%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis. 1300 S. Clinton St. Fort Wayne, IN 46802-3506	609,473.711	7.81%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	596,719.179	7.64%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	566,761.780	7.26%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	511,289.280	6.55%
Dimensional 2045 Target Date Retirement Income Fund	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	1,743,894.180	30.26%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,350,648.728	23.44%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	402,564.265	6.99%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis. 1300 S. Clinton St. Fort Wayne, IN 46802-3506	362,549.109	6.29%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	359,334.821	6.24%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	336,687.730	5.84%

G(16)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Dimensional 2050 Target Date Retirement Income Fund	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	1,253,948.753	29.47%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	921,403.736	21.66%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	285,935.074	6.72%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	259,802.667	6.11%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Money Accumulation Pension Plan Employees of Tricity Healthcare Dis. 1300 S. Clinton St. Fort Wayne, IN 46802-3506	243,103.319	5.71%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	241,592.070	5.68%
	Lincoln Retirement Srvcs. Co. LLC as Agent of Lincoln Fin. Gr. Tr. Co. Ttee. Tricity Healthcare District Natl Security & Retirement Program 1300 S. Clinton St. Fort Wayne, IN 46802-3506	234,402.214	5.51%

G(17)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Dimensional 2055 Target Date Retirement Income Fund	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	637,829.734	27.42%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	636,767.471	27.37%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	205,811.631	8.85%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	144,970.402	6.23%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	123,017.432	5.29%
Dimensional 2060 Target Date Retirement Income Fund	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	611,438.186	29.35%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	502,119.076	24.10%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	323,495.546	15.53%
	Mid Atlantic Trust Co. FBO Various Accounts 1251 Waterfront Pl. Ste. 525 Pittsburgh, PA 15222-4228	135,916.472	6.52%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	135,813.980	6.52%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	130,900.620	6.28%

G(18)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Dimensional 2065 Target Date Retirement Income Fund	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	111,160.678	59.42%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	18,618.522	9.95%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	15,152.625	8.10%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	14,531.347	7.77%
	FPS Trust Company LLC Custodian FBO Health Savings Administrators 9200 E. Mineral Ave. Ste. 355 Centennial, CO 80112-3459	13,328.407	7.13%
Dimensional Retirement Income Fund	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	2,689,993.602	46.34%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,967,613.870	33.89%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	310,024.925	5.34%
	Mid Atlantic Trust Co. FBO Various Accounts 1251 Waterfront Pl. Ste. 525 Pittsburgh, PA 15222-4228	292,394.025	5.04%
Emerging Markets Core Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	332,916,410.957	28.58%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	285,396,149.331	24.50%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	137,791,494.433	11.83%

G(19)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Emerging Markets Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	62,974,886.639	32.95%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	41,005,642.984	21.46%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	17,320,609.094	9.06%
Emerging Markets Small Cap Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	53,903,876.767	26.72%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	40,308,419.161	19.98%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	20,750,623.106	10.29%
	Ohio Public Employees Retirement System 277 E. Town St. Columbus, OH 43215-4627	14,306,273.092	7.09%
Emerging Markets Social Core Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	19,599,492.527	18.40%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	13,151,108.400	12.35%
	SEI Private Trust Co. Cust C O TIAA Swp. Id. 765-Cash/Cash 1 Freedom Valley Dr. Oaks, PA 19456-9989	10,048,022.416	9.43%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	7,865,488.438	7.38%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	7,056,948.731	6.62%

G(20)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Emerging Markets Sustainability Core 1 Portfolio	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	33,100,387.988	37.07%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	30,776,021.323	34.47%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	15,469,567.793	17.33%
Emerging Markets Targeted Value Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	8,653,721.711	48.83%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	4,415,545.711	24.92%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	3,129,118.590	17.66%
Emerging Markets Value Portfolio - Class R2	TIAA FSB Cust. Ttee. FBO the Retirement Plans for which TIAA Acts as Recordkeeper 211 N Broadway Ste. 100 Saint Louis, MO 63102-2711	418,425.449	95.98%
Emerging Markets Value Portfolio - Institutional Class	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	111,175,424.143	26.10%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	59,598,646.113	13.99%
Enhanced U.S. Large Company Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	5,773,991.826	24.88%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	5,727,778.047	24.68%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	2,907,390.668	12.53%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,496,093.065	6.45%

G(21)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Global Small Company Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	2,548,618.657	40.04%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,539,217.721	24.18%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,485,557.439	23.34%
	Wells Fargo Clearing Services LLC FBO Servicing Agents 1 N Jefferson Ave. Saint Louis, MO 63103-2254	465,180.149	7.31%
Global Social Core Equity Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	6,763,274.143	76.09%
	Mitra & Co. FBO NG Catholic Mutual Relief Society of America c/o Reliance Trust Company WI. 4900 W. Brown Deer Rd. Mailcode Bd1n Attn: MF Milwaukee, WI 53223-2422	540,676.396	6.08%
	Mitra & Co. FBO Ng Catholic Mutual Relief Soc. Retirement Plan & Trust C O Reliance Trust Company WI. 4900 W Brown Deer Rd. Mailcode Bd1n. Attn: MF Milwaukee, WI 53223-2422	473,292.100	5.32%
International Core Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	686,540,355.198	32.49%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	408,960,743.453	19.35%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	318,455,029.485	15.07%
	DFA Global Equity Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	117,093,090.250	5.54%

G(22)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
International High Relative Profitability Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	78,537,188.202	50.29%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	42,838,804.041	27.43%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	18,691,178.323	11.97%
International Large Cap Growth Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	15,235,711.693	39.71%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	13,074,705.259	34.08%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	4,757,357.793	12.40%
International Small Cap Growth Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	6,051,098.084	45.54%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	3,343,553.747	25.16%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,960,878.841	14.76%

G(23)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
International Small Company Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	179,240,197.663	30.87%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	113,515,240.276	19.55%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	86,013,006.833	14.81%
	Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	62,689,303.817	10.80%
International Social Core Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	21,767,168.556	21.14%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	11,133,263.512	10.82%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	10,087,445.124	9.80%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	9,852,521.220	9.57%
International Sustainability Core 1 Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	88,126,227.125	35.51%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	63,424,543.294	25.55%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	32,967,257.350	13.28%

G(24)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
International Vector Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	96,036,935.329	37.50%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	72,762,565.864	28.41%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	45,949,049.254	17.94%
Japanese Small Company Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	10,535,634.656	71.73%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	1,108,782.778	7.55%
	Mac & CO A C FBO Karlin Holdings Attn: Mutual Funds Ops 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	1,076,294.513	7.33%
Large Cap International Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	70,945,825.823	32.52%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	48,314,498.504	22.15%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	21,738,573.269	9.97%
	Mac & Co. A C FBO Scholarshare College Savings Plan of California Large Cap. Intl. Attn: Mutual Fund Operations 500 Grant St. Rm. 151-1010 Pittsburgh, PA 15219-2502	16,849,072.943	7.72%
Selectively Hedged Global Equity Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	7,310,005.661	46.82%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	4,190,530.699	26.84%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	2,760,968.999	17.68%

G(25)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
U.S. Core Equity 1 Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	263,250,773.288	28.51%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	223,678,152.132	24.23%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	122,222,551.846	13.24%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	64,714,403.639	7.01%
U.S. Core Equity 2 Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	305,637,681.948	28.70%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	191,561,666.346	17.99%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	182,375,340.940	17.12%
	DFA Global Equity Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	140,412,598.874	13.18%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	63,987,188.977	6.01%
U.S. High Relative Profitability Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	128,844,325.972	43.23%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	76,403,667.795	25.64%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	50,761,703.558	17.03%

G(26)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
U.S. Large Cap Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	25,646,284.787	32.63%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	22,394,807.511	28.49%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	14,356,874.602	18.26%
	SEI Private Trust Company Custodian FBO Evercore Id. 573 Trustee Evercore Wealth Management 1 Freedom Valley Dr. Oaks, PA 19456-9989	5,148,629.310	6.55%
U.S. Large Cap Growth Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	35,225,558.915	39.16%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	21,768,529.662	24.20%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	14,012,250.351	15.58%
U.S. Large Cap Value Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	168,305,525.114	30.30%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	103,267,677.451	18.59%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	95,142,627.764	17.13%

G(27)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
U.S. Micro Cap Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	81,403,308.738	31.99%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	56,388,326.171	22.16%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	41,659,964.592	16.37%
	The RBB Fund Inc. Free Market US Equity Fund 5955 Deerfield Blvd. Mason, OH 45040-2548	18,970,902.619	7.45%
U.S. Small Cap Growth Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	12,525,497.419	35.70%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	9,068,268.223	25.85%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	5,555,091.694	15.83%
U.S. Small Cap Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	85,219,800.230	24.41%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	65,918,816.968	18.88%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	41,386,962.267	11.85%

G(28)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
U.S. Small Cap Value Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	116,355,875.817	34.67%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	59,455,061.496	17.72%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	54,594,237.496	16.27%
	The RBB Fund Inc. Free Market US Equity Fund 5955 Deerfield Blvd. Mason, OH 45040-2548	20,205,328.404	6.02%
U.S. Social Core Equity 2 Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	17,494,290.649	24.85%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	11,803,079.723	16.76%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	11,122,980.710	15.80%
	TIAA FSB Cust. Ttee. FBO the Retirement Plans for which TIAA Acts as Recordkeeper 211 N Broadway Ste. 100 Saint Louis, MO 63102-2711	6,262,367.066	8.89%
	SEI Private Trust Co. Cust. C O TIAA 1 Freedom Valley Dr. Oaks, PA 19456-9989	3,606,880.681	5.12%
U.S. Sustainability Core 1 Portfolio	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	45,834,701.693	30.21%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	41,522,330.527	27.37%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	21,689,456.608	14.30%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	8,005,584.391	5.28%

G(29)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
U.S. Sustainability Targeted Value Portfolio	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	7,208,240.711	46.92%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	6,113,188.865	39.79%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	1,158,502.720	7.54%
U.S. Targeted Value Portfolio - Class R1	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	1,520,565.156	65.77%
	Teachers Defined Contribution Retirement System Ttee. FBO West Virginia Teachers Defined Contribution Plan 4101 Maccorkle Ave. SE Charleston, Wv 25304-1636	354,447.603	15.33%
U.S. Targeted Value Portfolio - Class R2	Cnty. Comm. Corp. Brd. of Dir. Trustee FBO Cnty. Comm. Assoc. of Ohio Dcp. c/o Fascore LLC 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	827,505.649	35.27%
	TIAA FSB Cust. Ttee. FBO the Retirement Plans for which TIAA Acts as Recordkeeper 211 N Broadway Ste. 100 Saint Louis, MO 63102-2711	636,696.807	27.14%
	American United Life Insurance Co. Group Retirement Account P.O. Box 368 Indianapolis, IN 46206-0368	220,795.299	9.41%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	171,945.466	7.33%
	American United Life Insurance Co. Unit Investment Trust Attn: Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	162,555.464	6.93%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	118,744.800	5.06%

G(30)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
U.S. Targeted Value Portfolio - Institutional Class	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	105,051,266.226	26.29%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	91,023,592.416	22.78%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	32,762,872.701	8.20%
U.S. Vector Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	65,281,490.914	32.60%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	48,116,762.745	24.03%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	37,089,620.110	18.52%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	11,368,305.227	5.68%
United Kingdom Small Company Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	517,110.020	37.35%
	Seattle City Employee Retirement System Attn: Executive Director and Investment Strategic Advisor 720 3rd Ave. Ste. 900 Seattle, WA 98104-1852	392,196.957	28.33%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	283,982.376	20.51%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	101,283.637	7.32%

G(31)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
World Core Equity Portfolio	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	18,736,476.588	39.02%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	9,096,611.192	18.94%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6,349,282.190	13.22%
	Voya Institutional Trust Co. Cust. FBO San Francisco Deferred Compensation Plan 30 Braintree Hill Office Park Braintree, Ma 02184-8747	3,883,466.154	8.09%
	Tacoma Employees Retirement System 3628 S. 35th St. Tacoma, WA 98409-3115	2,909,002.763	6.06%
World ex U.S. Core Equity Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	104,777,444.846	35.46%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	69,793,362.200	23.62%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	43,653,905.821	14.77%
World ex U.S. Targeted Value Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	27,445,843.073	54.59%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	11,460,714.625	22.79%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	9,945,067.730	19.78%

G(32)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
World Ex U.S. Value Portfolio	Deseret Mutual Benefit Admin as Ttee. for the Deseret Mutual Employee Pension Trust P.O. Box 45530 Salt Lake City, UT 84145-0530	7,797,502.377	32.24%
	The Employees Retirement Plan of the Denver Board of Water Commissioners 1600 West 12th Avenue Mailcode 210 Denver, CO 80204-3412	3,786,579.596	15.66%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	3,633,635.276	15.02%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	3,276,014.921	13.55%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,789,082.253	7.40%
	Idaho Community Foundation Inc. 210 W. State St. Boise, ID 83702-6052	1,351,248.486	5.59%

Dimensional Investment Group Inc.
DFA International Value Portfolio - Class R2	American United Life Insurance Co. Group Retirement Account P.O. Box 368 Indianapolis, IN 46206-0368	32,358.341	49.07%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	9,425.991	14.30%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	9,132.387	13.85%
	American United Life Insurance Co. Unit Investment Trust Attn: Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	5,254.352	7.97%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	4,628.333	7.02%

G(33)

DFA International Value Portfolio - Institutional Class	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	127,408,232.073	30.00%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	76,573,660.949	18.03%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	72,453,815.727	17.06%
DFA International Value Portfolio III	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	97,934,410.182	48.34%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	33,032,976.322	16.31%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	25,917,029.119	12.79%
	The RBB Fund Inc. Free Market International Equity Fund 5955 Deerfield Blvd. Mason, OH 45040-2548	25,532,089.405	12.60%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	11,818,069.722	5.83%
DFA Two-Year Fixed Income Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	3,979,045.771	40.67%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	2,939,726.113	30.05%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	2,170,977.497	22.19%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	611,949.674	6.25%

G(34)

DFA Two-Year Government Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	7,253,090.132	42.73%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6,919,664.995	40.77%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	1,284,388.169	7.57%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	1,158,079.254	6.82%
Emerging Markets Portfolio II	Mac & Co. Ac. FBO Citigroup 401k Plan Attn: Mutual Fund Operations Room 151-1010 500 Grant Street Pittsburgh, PA 15219-2502	3,239,673.885	100.00%
Global Allocation 25/75 Portfolio - Class R2	American United Life Insurance Co. Group Retirement Account P.O. Box 368 Indianapolis, IN 46206-0368	32,322.355	79.32%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	8,424.562	20.68%
Global Allocation 25/75 Portfolio - Institutional Class	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	19,712,612.924	27.70%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	19,641,702.155	27.60%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	17,030,374.949	23.93%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	6,379,423.728	8.96%

G(35)

Global Allocation 60/40 Portfolio - Class R2	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	104,283.393	58.65%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	39,498.392	22.21%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	21,981.704	12.36%
	American United Life Insurance Co. Unit Investment Trust Attn: Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	12,017.372	6.76%
Global Allocation 60/40 Portfolio - Institutional Class	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	61,876,826.532	30.60%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	47,316,623.675	23.40%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	39,122,065.917	19.34%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	15,410,393.619	7.62%
Global Equity Portfolio - Class R2	American United Life Insurance Co. Group Retirement Account P.O. Box 368 Indianapolis, IN 46206-0368	147,391.707	35.39%
	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	77,711.215	18.66%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	72,485.967	17.41%
	American United Life Insurance Co. Unit Investment Trust Attn: Separate Accounts P.O. Box 368 Indianapolis, IN 46206-0368	42,660.275	10.24%
	Great-West Trust Company LLC Ttee. FBO Employee Benefits Clients 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	40,073.254	9.62%
	TIAA FSB Cust. Ttee. FBO the Retirement Plans for which TIAA Acts as Recordkeeper 211 N Broadway Ste. 100 Saint Louis, MO 63102-2711	26,510.196	6.37%

G(36)

Global Equity Portfolio - Institutional Class	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	104,271,004.428	37.22%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	72,171,499.827	25.76%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	47,724,909.761	17.04%
Tax-Managed U.S. Marketwide Value Portfolio II	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	38,766,099.709	61.94%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	12,727,781.680	20.34%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	9,159,677.024	14.64%
U.S. Large Cap Value Portfolio III	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	62,260,342.786	44.29%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	23,836,968.435	16.96%
	The RBB Fund Inc. Free Market US Equity Fund 5955 Deerfield Blvd. Mason, OH 45040-2548	22,001,720.294	15.65%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	12,673,483.595	9.02%
	MG Trust Custodian FBO Plan Accounts Attn: Trust Department Mscs. 717 17th St. Ste. 1300 Denver, CO 80202-3304	11,998,685.757	8.54%

G(37)

U.S. Large Company Portfolio	Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104-4151	146,604,088.866	41.01%
	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds One World Financial Ctr. 5th Fl. 200 Liberty St. New York, NY 10281-1003	46,765,277.879	13.08%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	42,887,390.474	12.00%
	Pershing LLC Attn: Mutual Funds One Pershing Plaza P.O. Box 2052 Jersey City, NJ 07303-2052	18,651,471.261	5.22%

The DFA Investment Trust Company
The U.S. Large Cap Value Series	U.S. Large Cap Value Portfolio c/o Dimensional Fund Advisors Inc. 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	370,105,627.24	84.67%
	U.S. Large Cap Value Portfolio III 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	64,182,993.37	14.68%
The Japanese Small Company Series	DFA International Small Co. Portfolio c/o Dimensional Fund Advisors Inc. 6300 Bee Cave Road Austin, TX 78746-5833	142,830,092.77	88.75%
	DFA Japanese Small Company Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. One Austin, TX 78746-5833	17,804,378.70	11.06%

G(38)

The Asia Pacific Small Company Series	DFA International Small Co. Portfolio c/o Dimensional Fund Advisors Inc. 6300 Bee Cave Road Austin, TX 78746-5833	24,216,608.94	78.89%
	DFA Asia Pacific Small Company Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	6,427,637.96	20.94%
The DFA International Value Series	DFA International Value Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. One Austin, TX 78746-5833	288,389,673.14	67.62%
	DFA International Value Port III c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	118,324,605.48	27.75%
The United Kingdom Small Company Series	DFA International Small Co. Portfolio c/o Dimensional Fund Advisors Inc. 6300 Bee Cave Road Austin, TX 78746-5833	20,251,032.02	97.42%
The Continental Small Company Series	DFA International Small Co. Portfolio c/o Dimensional Fund Advisors Inc. 6300 Bee Cave Road Austin, TX 78746-5833	41,715,727.16	86.53%
	Continental Small Co. Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	6,403,389.20	13.28%
The Canadian Small Company Series	DFA International Small Co. Portfolio c/o Dimensional Fund Advisors Inc. 6300 Bee Cave Road Austin, TX 78746-5833	82,065,851.03	96.65%
The Emerging Markets Series	DFA Emerging Markets Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	86,758,814.02	98.74%
The Emerging Markets Small Cap Series	DFA Emerging Markets Small Cap Portfolio c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	53,857,469.12	99.78%

G(39)

The DFA Short-Term Investment Fund	N/A	N/A	N/A

Dimensional Emerging Markets Value Fund
Dimensional Emerging Markets Value Fund	DFA Emerging Markets Value Port. c/o Dimensional Fund Advisors 6300 Bee Cave Rd. Bldg. 1 Austin, TX 78746-5833	174,259,238.039	97.89%

*	Owner of record only (omnibus).

G(40)

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G(41)

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Dimensional

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: 123456789 Security ID: 123456789
Shares to Vote: ** confidential Household ID: 000000
***please call the phone number below for more information*

***VOTE REGISTERED TO*:**

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative

(866) 406-2283 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

COMPANY/TRUST NAME
NAME OF FUND
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2021

The undersigned shareholder(s) of the above-mentioned fund (the "Fund," a portfolio/series of the above-mentioned investment company (the "Company")) hereby appoints Catherine L. Newell, Carolyn L. O and Ryan P. Buechner, each with full power of substitution, the proxy or proxies to: (i) attend the Joint Special Meeting of Shareholders (the "Meeting") to be held in a virtual meeting format on Wednesday, December 29, 2021, at 9:00 a.m. (Central Time), and any adjournments or postponements thereof; and (ii) vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement, dated November 15, 2021.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposal(s). The undersigned understands that if he or she does not provide an instruction, the proxies will vote his or her shares "FOR" any proposal that lacks an instruction. The proxies are authorized in their discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 406-2283. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/dimensional/docs/proxy2021.pdf

NAME OF FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
Signature (and title if applicable) Date

____
Signature (if held jointly) Date

This proxy is solicited on behalf of the Company's Board of Trustees/Directors, and may be revoked prior to its exercise by filing with theSecretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending the Meeting virtually and voting at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. **If no specification is made, the shares represented by this proxy will be voted "FOR" the proposals**. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting virtually. Voting now will not affect your right to attend the Meeting and vote virtually; you may revoke this proxy at any time.

THE BOARD OF DIRECTORS/BOARD OF TRUSTEES OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

To vote, mark circle per proposal in blue or black ink. Example: ●

	FOR ALL	**WITHHOLD ALL**	**FOR ALL, EXCEPT**
1. Election of Ten Directors/Trustees (A) Reena Aggarwal; (B) David P. Butler; (C) George M. Constantinides; (D) Douglas W. Diamond; (E) Darrell Duffie; (F) Francis A. Longstaff; (G) Gerard K. O'Reilly; (H) Abbie J. Smith; (I) Heather E. Tookes; and (J) Ingrid M. Werner	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

____

	FOR ALL	**WITHHOLD ALL**	**FOR ALL, EXCEPT**
2. Provide Instructions for Feeder Fund Regarding Election of Ten Directors/Trustees (A) Reena Aggarwal; (B) David P. Butler; (C) George M. Constantinides; (D) Douglas W. Diamond; (E) Darrell Duffie; (F) Francis A. Longstaff; (G) Gerard K. O'Reilly; (H) Abbie J. Smith; (I) Heather E. Tookes; and (J) Ingrid M. Werner	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

____

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING

VOTING INFORMATION FORM

Dimensional

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: 123456789 Security ID: 123456789
Shares to Vote: ** confidential Household ID: 000000
***please call the phone number below for more information*

***VOTE REGISTERED TO*:**

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE PROVIDE VOTING INSTRUCTIONS *TODAY!*

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative

(866) 406-2283 Toll Free

Vote by mail

Mail your completed and signed voting instruction back in the postage paid envelope provided.

Postage-Paid Envelope

COMPANY
NAME OF FUND
VOTING INSTRUCTION FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2021

The undersigned, revoking any previously executed voting instruction cards, hereby directs above mentioned investment company (the "Company"), in which the undersigned had an interest shareholder of the above-mentioned feeder fund (the "Fund," a portfolio of the Company on November 8, 2021 at the Joint Special Meeting of Shareholders of the Fund (the "Meeting") to be held in a virtual meeting format on Wednesday, December 29, 2021 at 9:00 a.m., Central Time, and at any adjournments or postponements thereof, that the undersigned contract holder would be entitled to vote if personally present. Receipt of the related Proxy Statement and accompanying Notice of the Meeting that describes the proposal to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, the Fund will vote all shares attributable to your account value in proportion to the votes of shareholders for which voting instructions have been received.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Fund will vote in favor of the Proposal.

Do you have questions? If you have any questions about how to provide voting instructions or about the meeting in general, please call toll free (866) 406-2283. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/dimensional/docs/proxy2021.pdf

NAME OF FUND

VOTING INFORMATION FORM

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED The undersigned acknowledges receipt with this voting instruction of a copy of the Notice of the Meeting and the Proxy Statement. Your signature(s) on this voting instruction form should be exactly as your name(s) appear on this voting instruction form. If the shares are held jointly, each holder should sign this voting instruction form. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
Signature (and title if applicable) Date

____
Signature (if held jointly) Date

By signing and dating above, you instruct the Fund to vote your shares of the Fund at the Special Meeting and all adjournments thereof. When properly executed, this Voting Instruction Card will be voted as indicated on the reverse side as "FOR" the Proposal if no choice is indicated. The Voting Instruction Card will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF DIRECTORS. This voting instruction card will be voted as instructed. If no specification is made, the voting instruction card will be voted "FOR" the proposal. If this voting instruction card is not returned or is returned and not properly executed the Fund will vote your shares in the same proportion as it votes the shares for which it has received instructions. **This voting instruction may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this voting instruction or a duly executed voting instruction bearing a later date.**

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To vote, mark circle per proposal in blue or black ink. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
1. Election of Ten Directors (A) Reena Aggarwal; (B) David P. Butler; (C) George M. Constantinides; (D) Douglas W. Diamond; (E) Darrell Duffie; (F) Francis A. Longstaff; (G) Gerard K. O'Reilly; (H) Abbie J. Smith; (I) Heather E. Tookes; and (J) Ingrid M. Werner	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

____

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING